As filed with the Securities and Exchange Commission on November 25, 1996.

                                                                       File Nos.
                                                                         33-9994
                                                                        811-4894

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N- 1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Pre- Effective Amendment No.

   Post-Effective Amendment No. 14                  (X)

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No. 15                                 (X)

                        FRANKLIN MANAGED TRUST
          (Exact Name of Registrant as Specified in Charter)

       777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404 (Address of
             Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code (415) 312- 2000

       HARMON E. BURNS, 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
              (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

     [ ] immediately upon filing pursuant to paragraph (b)

     [x] on November 25, 1996 pursuant to paragraph (b)

     [ ] 60 days after filing pursuant to paragraph (a)(i)

     [ ] on [date] pursuant to paragraph (a)(i)

     [ ] 75 days after filing pursuant to paragraph (a)(ii)

     [ ] on [Date] pursuant to paragraph (a)(ii) of rule 485

Declaration Pursuant to Rule 24f-2. The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24(f)(2) under the Investment Company Act of 1940. The Rule 24f-2 Notice for the issuer's most recent fiscal year was filed on November 24, 1995.


                             FRANKLIN MANAGED TRUST
                              CROSS REFERENCE SHEET

                                    FORM N-1A

                  PART A: INFORMATION REQUIRED IN PROSPECTUS
                        (Franklin Rising Dividends Fund)

   N-1A                                         Location in
   ITEM NO.      ITEM                           REGISTRATION STATEMENT

   1.            Cover Page                     Cover Page

   2.            Synopsis                       "Expense Summary"

   3.            Condensed Financial            "Financial Highlights"; "How
                 Information                    does the Fund Measure
                                                Performance?"

   4.            General Description of         "How is the Trust Organized?";
                 Registrant                     "How does the Fund Invest its
                                                Assets?"; "What are the Fund's
                                                Potential Risks?"

   5.            Management of the Fund         "Who Manages the Fund?"

   5A.           Management's Discussion of     Contained in Registrant's Annual
                 Fund Performance               Report to Shareholders

   6.            Capital Stock and Other        "How is the Trust Organized?";
                 Securities                     "Services to Help You Manage
                                                Your Account"; "What
                                                Distributions Might I Receive
                                                from the Fund?"; "How Taxation
                                                Affects You and the Fund"

   7.            Purchase of Securities Being   "How Do I Buy Shares?"; "May I
                 Offered                        Exchange Shares for Shares of
                                                Another Fund?"; "Transaction
                                                Procedures and Special
                                                Requirements"; "Services to Help
                                                You Manage Your Account";
                                                "Useful Terms and Definitions"

   8.            Redemption or Repurchase       "May I Exchange Shares for
                                                Shares of Another Fund?"; "How
                                                Do I Sell Shares?"; "Transaction
                                                Procedures and Special
                                                Requirements"; "Services to Help
                                                You Manage Your Account"

   9.            Pending Legal Proceedings      Not Applicable


                         Part B: Information Required in
                       STATEMENT OF ADDITIONAL INFORMATION

10.              Cover Page                    Cover Page

11.              Table of Contents             Contents

12.              General Information and       Not Applicable
                 History

13.              Investment Objectives and     "How does the Fund Invest its
                 Policies                      Assets?"; "Investment
                                               Restrictions"

14.              Management of the Registrant  "Officers and Trustees"

15.              Control Persons and           "Officers and Trustees";
                 Principal Holders of          "Investment Advisory and Other
                 Securities                    Services"; "Miscellaneous
                                               Information"

16.              Investment Advisory and       "Investment Advisory and Other
                 Other Services                Services"; "The Fund's
                                               Underwriter"

17.              Brokerage Allocation and      "How does the Fund Buy Securities
                 Other Practices               For its Portfolio?"

18.              Capital Stock and Other       See Prospectus "How is the Fund
                 Securities                    Organized?"

19.              Purchase, Redemption and      "How Do I Buy, Sell and Exchange
                 Pricing of Securities Being   Shares?"; "How are Fund Shares
                 Offered                       Valued?"; "Financial Statements"

20.              Tax Status                    "Additional Information on
                                               Distributions and Taxes"

21.              Underwriters                  "The Fund's Underwriter"

22.              Calculation of Performance    "How does the Fund Measure
                 Data                          Performance?"

23.              Financial Statements          "Financial Statements"


PROSPECTUS & APPLICATION

FRANKLIN RISING DIVIDENDS FUND


INVESTMENT STRATEGY
GROWTH & INCOME
FEBRUARY 1, 1996
AS AMENDED NOVEMBER 25, 1996

FRANKLIN MANAGED TRUST

This prospectus describes the Franklin Rising Dividends Fund (the "Fund"), a series of Franklin Managed Trust (the "Trust"). It contains information you should know before investing in the Fund. Please keep it for future reference.

The Trust's SAI, dated February 1, 1996, as may be amended from time to time, includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at the address shown.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.

FRANKLIN RISING DIVIDENDS FUND

FRANKLIN

RISING DIVIDENDS

FUND

FEBRUARY 1, 1996

AS AMENDED NOVEMBER 25, 1996

WHEN READING THIS PROSPECTUS, YOU WILL SEE CERTAIN TERMS BEGINNING WITH CAPITAL LETTERS. THIS MEANS THE TERM IS EXPLAINED IN OUR GLOSSARY SECTION.

TABLE OF CONTENTS

ABOUT THE FUND

Expense Summary.....................................   2
Financial Highlights................................   3
How does the Fund Invest its Assets?................   6
What are the Fund's Potential Risks?................   8
Who Manages the Fund?...............................   9
How does the Fund Measure Performance?..............  11
How is the Trust Organized?.........................  11
How Taxation Affects You and the Fund...............  12
About Your Account
How Do I Buy Shares?................................  14
May I Exchange Shares for Shares of Another Fund?...  20
How Do I Sell Shares?...............................  23
What Distributions Might I Receive from the Fund?...  25
Transaction Procedures and Special Requirements.....  27
Services to Help You Manage Your Account............  31
Glossary
Useful Terms and Definitions........................  35

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777
1-800/DIAL BEN

FRANKLIN RISING DIVIDENDS FUND

ABOUT THE FUND

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the Fund. It is based on the historical expenses of each class for the fiscal year ended September 30, 1995. The Class II expenses are annualized. Your actual expenses may vary.

                                                        CLASS I     CLASS II

A.  SHAREHOLDER TRANSACTION EXPENSES+

    Maximum Sales Charge
     (as a percentage  of Offering Price)            4.50%             1.99%
     Paid at time of purchase                        4.50%++           1.00%+++
     Paid at redemption++++                          None              0.99%
    Exchange Fee (per transaction)                  $5.00*            $5.00*
B.  ANNUAL FUND OPERATING EXPENSE
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
    Management Fees                                  0.75%             0.75%
    Rule 12b-1 Fees                                  0.46%**           0.93%**
    Other Expenses                                   0.22%             0.22%
    Total Fund Operating Expenses                   1.43%             1.90%

C.  Example

    Assume the annual return for each class is 5% and operating expenses are as described above. For each $1,000 investment, you would pay the following projected expenses if you sold your shares after the number of years shown.

                 1 YEAR       3 YEARS       5 YEARS     10 YEARS

    Class I      $59***           $88          $120         $209
    Class II     $39              $69          $112         $230

    For the same Class II investment, you would pay projected expenses of $29 if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

    THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. Actual expenses and returns may be more or less than those shown. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

     +If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

     ++There is no front-end sales charge if you invest $1 million or more in Class I shares.

     +++Although Class II has a lower front-end sales charge than Class I, its Rule 12b-1 fees are higher. Over time you may pay more for Class II shares. Please see "How Do I Buy Shares? - Deciding Which Class to Buy."

    ++++A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more if you sell the shares within one year and any Class II purchase if you sell the shares within 18 months. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount paid by you would be the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

     *$5.00 fee is only for Market Timers. We process all other exchanges without a fee.

    **These fees may not exceed 0.50% for Class I and 1.00% for Class II. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.

    ***Assumes a Contingent Deferred Sales Charge will not apply.

Financial Highlights

This table summarizes the Fund's financial history. The information has been audited by Tait, Weller and Baker, the Fund's independent auditors. Their audit report covering each of the most recent five fiscal years appears in the financial statements in the Trust's Annual Report to Shareholders for the fiscal year ended September 30, 1995. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.

                                          FOR THE SIX
                                         MONTHS ENDED      YEAR ENDED SEPTEMBER 30,
                                         MARCH 31, 1996
CLASS I SHARES                            (UNAUDITED) 1995   1994       1993***  1992     1991     1990    1989    19882   1987**
Per Share Operating Performance
Net Asset Value At Beginning of Period   $17.31    $14.67   $15.43     $16.18   $14.91   $11.21  $11.58   $10.01   $8.72   $10.00
Net Investment Income                      0.14      0.33     0.28       0.19     0.24     0.28    0.33     0.37    0.33     0.28
Net Realized &
Unrealized Gain (Loss) on Securities       1.489     2.608   (0.800)    (0.745)   1.290    3.720  (0.310)   1.560   1.280   (1.370)
Total From Investment Operations           1.629     2.938   (0.520)    (0.555)   1.530    4.000   0.020    1.930   1.610   (1.090)
Distributions From Net Investment Income  (0.199)   (0.298)  (0.240)    (0.195)  (0.260)  (0.300) (0.390)  (0.360) (0.320)  (0.190)
Net Asset Values at End of Period        $18.74    $17.31   $14.67     $15.43   $16.18   $14.91  $11.21   $11.58  $10.01    $8.72
Total Return1                              9.44%    20.32%   (3.38)%    (3.43)%  10.38%   35.95%    .26%   19.60%  18.80%  (11.25)%
Ratios/Supplemental Data
Net Assets at End of Period in (000's)   $273,109 $260,917  $261,461   $356,708$197,804  $71,380  $39,907 $40,550  $31,792  $33,418
Ratio of Expenses to Average Net Assets    1.41%*    1.43%    1.43%      1.40%*   1.46%    1.53%   1.60%    1.70%   1.62%    1.79%*
Ratio of Net Income to Average Net Assets  1.52%*    2.10%    1.81%      1.73%*   1.67%    2.16%   2.99%    3.28%   3.44%    3.06%*
Portfolio Turnover Rate                   11.75%    14.60%   25.75%     11.48%   12.73%   16.83%  28.87%   26.87%  18.19%   44.57%

                                               FOR THE SIX
                                              MONTHS ENDED    YEAR ENDED
                                              MARCH 31, 1996 SEPTEMBER 30,
CLASS II SHARES                                (UNAUDITED)       19953
Net Asset Value at Beginning of Period            $17.28         $15.47
Net Investment Income                               0.12            .011
Net Realized & Unrealized Gain on Securities        1.446          1.826
Total From Investment Operations                    1.566          1.936
Distributions From Net Investment Income           (0.156)        (0.126)
Net Asset Values at End of Period                 $18.69         $17.28
Total Return1                                       9.09%         12.56%
Ratios/Supplemental Data
Net Assets at End of Period in (000's)              $2,599        $1,060
Ratio of Expenses to Average Net Assets             1.96%*         1.90%*
Ratio of Net Income to Average Net Assets           1.04%*         1.92%*
Portfolio Turnover Rate                            11.75%         14.60%

*Annualized

**For the period January 14, 1987 (effective date of registration) to December 31, 1987.

***For the period ended September 30, 1993.

1Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge or the Contingent Deferred Sales Charge and assumes reinvestment of dividends and capital gains, if any, at Net Asset Value.

2On June 28, 1988, the investment manager changed from L.F. Rothschild Fund Management, Inc. to Franklin Advisers, Inc.

3For the period May 1, 1995 to September 30, 1995.

How does the Fund Invest its Assets?

THE FUND'S INVESTMENT OBJECTIVE

The objective of the Fund is long-term capital appreciation. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. Preservation of capital, while not an objective, is also an important consideration. Incidental to seeking its investment objective of long-term capital appreciation, the Fund seeks current income. Of course, there is no assurance that the Fund's objective will be achieved.

TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST

The Fund seeks to achieve its investment objective of long-term capital appreciation by investing at least 65% of its total assets in financially sound companies that have paid consistently rising dividends (as described below) based on the investment philosophy of Advisory Services that the securities of such companies, because of their dividend record, have a strong potential to increase in value. The Fund diversifies its investments among different companies in different industry segments with no more than 25% of the Fund's portfolio concentrated in any one industry. Normally, the Fund's investments are in common stocks, securities convertible into common stocks, or rights or warrants to subscribe for or purchase common stocks. In any period of stock market weakness or of uncertain market or economic conditions as determined by Advisory Services, the Fund may establish a defensive position to preserve capital by temporarily having all or a part of its assets invested in short-term, fixed-income securities or retained in cash or cash equivalents. These investments would include U.S. government securities, bank certificates of deposit, bankers' acceptances and high-quality commercial paper issued by domestic corporations.

As a fundamental policy, under normal market conditions at least 65% of the Fund's portfolio is invested in the securities of companies that meet the following criteria:

o Consistent dividend increases - A company should have increased its dividend in at least eight out of the last ten years with no year showing a decrease.

o Substantial dividend increases - A company must have increased its dividend at least 100% over the past ten years.

o Reinvested earnings - Dividend payout should be less than 65% of current earnings (except for utility companies).

o Strong balance sheet - Long-term debt should be no more than 30% of total capitalization (except for utility companies).

o Attractive price - The current price should either be in the lower half of the stock's price/earnings ratio range for the past ten years or less than the current market price/earnings ratio of the stocks comprising the Standard & Poor's 500 Stock Index. This criterion applies only at the time of purchase.

The remaining 35% of the Fund's assets typically are invested in dividend-paying equity securities with similar characteristics that may not meet all of the criteria listed above.

Advisory Services also considers other factors, such as return on shareholder's equity, rate of earnings growth and anticipated price/earnings ratios, in selecting investments for the Fund.

Advisory Services believes that a focus on companies with a pattern of rising dividends will help the Fund attain its objective of long-term capital appreciation. In addition, because capital preservation is an important consideration, Advisory Services also reviews a company's stability and the strength of its balance sheet in selecting among eligible growth companies generally.

Foreign Securities. The Fund may invest in foreign securities, generally by purchasing sponsored or unsponsored American Depositary Receipts ("ADRs"). ADRs evidence ownership of, and represent the right to receive, securities of a foreign issuer deposited in a U.S. bank or a correspondent bank. The Fund currently intends to limit its foreign investments to no more than 10% of its net assets. Foreign securities have risks that U.S. securities do not have. For more information about foreign securities and their risks, please see "What are the Fund's Potential Risks?"

OTHER INVESTMENT POLICIES OF THE FUND

Repurchase Agreements. For temporary defensive purposes, or as an interim investment pending longer-term investment in securities meeting the Fund's special criteria, the Fund may engage in repurchase transactions in which the Fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked-to-market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by Advisory Services. A repurchase agreement is deemed to be a loan by the Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian approved by the Board and will be held pursuant to a written agreement.

Illiquid Investments. The Fund may not invest more than 10% of its net assets, at the time of purchase, in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

Percentage Restrictions. If a percentage restriction noted above is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in value of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing policies.

Other Policies and Restrictions. The Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "How Do the Funds Invest Their Assets?" and "Investment Restrictions" in the SAI.

WHAT ARE THE FUND'S POTENTIAL RISKS?

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of Fund shares may also change with movements in the stock market as a whole.

Market Risk. If there is a general market decline, shown for example by a drop in the Dow Jones Industrials or other equity based index, or in any country where the Fund may be invested, the Fund's share price may also decline. The value of worldwide stock markets has increased and decreased in the past. These changes are unpredictable and may happen again in the future.

Foreign Securities. Foreign investing involves special risks, including currency fluctuations and economic and political uncertainties. The Fund's current foreign investment strategy is to focus on purchasing ADRs. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on national securities exchanges or in the over-the-counter market. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on NASDAQ. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Please see "Foreign Securities" in the SAI for more information.

WHO MANAGES THE FUND?

The Board. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist between the two classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

Investment Manager. As of July 1, 1996, Advisory Services manages the Fund's assets and makes its investment decisions. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisory Services and its affiliates manage over $150 billion in assets. Advisory Services employs the same individuals to manage the Fund's portfolio as the previous manager. The terms and conditions of the management services provided to the Fund remain the same. Please see "Investment Advisory and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

Management Team. The team responsible for the day-to-day management of the Fund's portfolio is: Bruce C. Baughman and William Lippman since the Fund's inception,

Margaret McGee since 1988 and Donald G. Taylor since June 1996.

William Lippman
President of Advisory Services

Mr. Lippman holds a bachelor's degree in business administration from City College New York and a master's degree in business administration from the Graduate School of Business Administration of New York University. He has been with Franklin Templeton Group since 1988.

Bruce C. Baughman
Vice President of Advisory Services

Mr. Baughman holds a bachelor of arts degree from Stanford University and a master's degree in science - accounting from New York University. He has been with Franklin Templeton Group since 1988. Mr. Baughman is a member of several securities industry-related committees and associations.

Margaret McGee
Vice President of Advisory Services

Ms. McGee holds a bachelor of arts degree from William Patterson College. She has been with Franklin Templeton Group since 1988.

Donald G. Taylor
Portfolio Manager of Advisory Services

Mr. Taylor holds a bachelor of science degree in economics from the Wharton School of Finance at the University of Pennsylvania. Mr. Taylor has been in the securities industry for over ten years. He joined the Franklin Templeton Group in June 1996.

Management Fees. During the fiscal year ended September 30, 1995, management fees totaling 0.75% of the average daily net assets of the Fund were paid to Advisers. Total expenses of Class I and Class II shares, including fees paid to Advisers, were 1.43% and 1.90%, respectively. The Class II expenses are annualized.

Portfolio Transactions. Advisory Services tries to obtain the best execution on all transactions. If Advisory Services believes more than one broker or dealer can provide the best execution consistent with internal policies, it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Do the Funds Purchase Securities For Their Portfolios?" in the SAI for more information.

Administrative Services. Under an agreement with Advisory Services, FT Services provides certain administrative services and facilities for the Fund. Please see "Investment Advisory and Other Services" in the SAI for more information.

THE RULE 12B-1 PLANS

Each class has a distribution plan or "Rule 12b-1 Plan" under which it may pay or reimburse Distributors or others for activities primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates, printing prospectuses and reports used for sales purposes, preparing and distributing sales literature and advertisements, and a prorated portion of Distributors' overhead expenses.

Payments by the Fund under the Class I plan may not exceed 0.25% per year of Class I's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class I purchases made without a sales charge, Distributors may keep the Rule 12b-1 fees associated with the purchase.

Under the Class II plan, the Fund may pay Distributors up to 0.75% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Distributors may keep this portion of the Rule 12b-1 fees associated with the purchase.

Each class may also pay a servicing fee of up to 0.25% of the average daily net assets under its plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the Fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Trust's Underwriter" in the SAI.

HOW DOES THE FUND MEASURE PERFORMANCE?

From time to time, each class of the Fund advertises its performance. The more commonly used measures of performance are total return, current yield and current distribution rate. Performance figures are usually calculated using the maximum sales charges, but certain figures may not include sales charges.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield for each class shows the income per share earned by that class. The current distribution rate shows the dividends or distributions paid to shareholders of a class. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price of the class. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund.

The investment results of each class will vary. Performance figures are always based on past performance and do not indicate future results. For a more detailed description of how the Fund calculates its performance figures, please see "General Information" in the SAI.

HOW IS THE TRUST ORGANIZED?

The Fund is a diversified series of Franklin Managed Trust (the "Trust"), an open-end management investment company, commonly called a mutual fund. It was organized as a Massachusetts business trust on July 1, 1986, and is registered with the SEC under the 1940 Act. The Fund began offering two classes of shares on May 1, 1995: Franklin Rising Dividends Fund - Class I and Franklin Rising Dividends Fund - Class II. All shares purchased before that time are considered Class I shares. Additional classes and series of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as any other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by state law, or (3) required to be voted on separately by the 1940 Act. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. It may hold a special meeting of a series, however, for matters requiring shareholder approval under the 1940 Act. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. The 1940 Act requires that we help you communicate with other shareholders in connection with removing members of the Board.

HOW TAXATION AFFECTS YOU AND THE FUND

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information Regarding Taxation" in the SAI.

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends which you receive from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether you have elected to receive them in cash or in additional shares.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time you have owned Fund shares and regardless of whether you have received them in cash or in additional shares.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if paid by the Fund and received by you on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or a loss. Any loss incurred on the sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

100% of the income dividends paid by the Fund for the fiscal year ended September 30, 1995 qualified for the corporate dividends-received deduction, subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.

Corporate shareholders should note that dividends paid by the Fund from sources other than the qualifying dividends it receives will not qualify for the dividends-received deduction. For example, any interest income and net short-term capital gain (in excess of any net long-term capital loss or capital loss carryover) included in investment company taxable income and distributed by the Fund as a dividend will not qualify for the dividends- received deduction.

Corporate shareholders should also note that availability of the corporate dividends-

received deduction is subject to certain restrictions. For example, the deduction is eliminated unless the Fund shares have been held (or deemed held) for at least 46 days in a substantially unhedged manner. The dividends-received deduction may also be reduced to the extent interest paid or accrued by a corporate shareholder is directly attributable to its investment in Fund shares. The entire dividend, including the portion which is treated as a deduction, is includable in the tax base on which the federal alternative minimum tax is computed and may also result in a reduction in the shareholder's tax basis in its Fund shares, under certain circumstances, if the shares have been held for less than two years. Corporate shareholders whose investment in the Fund is "debt financed" for these tax purposes should consult with their tax advisors concerning the availability of the dividends-received deduction.

The Fund will inform you of the source of your dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise you of the tax status for federal income tax purposes of such dividends and distributions.

If you are not a U.S. person for purposes of federal income taxation, you should consult with your financial or tax advisors regarding the applicability of U.S. withholding or other taxes on distributions received by you from the Fund and the application of foreign tax laws to these distributions.

You should consult your tax advisor regarding the applicability of state and local intangible property or income taxes to your shares in the Fund and to distributions and redemption proceeds you receive from the Fund.

ABOUT YOUR ACCOUNT
HOW DO I BUY SHARES?
OPENING YOUR ACCOUNT

To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check. Please indicate which class of shares you want to buy. If you do not specify a class, your purchase will be automatically invested in Class I shares.

                                     MINIMUM
                                   INVESTMENTS*

To Open Your Account                   $100
To Add to Your Account                 $ 25

*We may waive these minimums for retirement plans. We may also refuse any order to buy shares.

DECIDING WHICH CLASS TO BUY

You should consider a number of factors when deciding which class of shares to buy. If you plan to buy $1 million or more in a single payment or you qualify to buy Class I shares without a sales charge, you may not buy Class II shares.

Generally, you should consider buying Class I shares if:

o you expect to invest in the Fund over the long term;

o you qualify to buy Class I shares at a reduced sales charge; or

o you plan to buy $1 million or more over time.

You should consider Class II shares if:

o you expect to invest less than $100,000 in the Franklin Templeton Funds; and

o you plan to sell a substantial number of your shares within approximately six years or less of your investment.

Class I shares are generally more attractive for long-term investors because of Class II's higher Rule 12b-1 fees. These may accumulate over time to outweigh the lower Class II front-end sales charge and result in lower income dividends for Class II shareholders. If you qualify to buy Class I shares at a reduced sales charge based upon the size of your purchase or through our Letter of Intent or cumulative quantity discount programs, but plan to hold your shares less than approximately six years, you should evaluate whether it is more economical for you to buy Class I or Class II shares.

For purchases of $1 million or more, it is considered more beneficial for you to buy Class I shares since there is no front-end sales charge, even though these purchases may be subject to a Contingent Deferred Sales Charge. Any purchase of $1 million or more is therefore automatically invested in Class I shares. You may accumulate more than $1 million in Class II shares through purchases over time, but if you plan to do this you should determine whether it would be more beneficial for you to buy Class I shares through a Letter of Intent.

Please consider all of these factors before deciding which class of shares to buy. There are no conversion features attached to either class of shares.

PURCHASE PRICE OF FUND SHARES

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.

                                       TOTAL SALES CHARGE      AMOUNT PAID
                                       AS A PERCENTAGE OF     TO DEALER AS A
AMOUNT OF PURCHASE                   OFFERING    NET AMOUNT    PERCENTAGE OF
AT OFFERING PRICE                      PRICE      INVESTED    OFFERING PRICE*
CLASS I
Under $100,000                          4.50%       4.71%       4.00%
$100,000 but less than $250,000         3.75%       3.90%       3.25%
$250,000 but less than $500,000         2.75%       2.83%       2.50%
$500,000 but less than $1,000,000       2.25%       2.30%       2.00%
$1,000,000 or more**                    None        None        None
CLASS II
Under $1,000,000**                      1.00%       1.01%       1.00%

*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated. The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

**A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Deciding Which Class to Buy."

SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify to buy shares under one of the sales charge reduction or waiver categories described below, please include a written statement with each purchase order explaining which privilege applies. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

Cumulative Quantity Discounts - Class I Only. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your Class I and Class II shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

Letter of Intent - Class I Only. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy and Sell Shares? - Letter of Intent" in the SAI or call Shareholder Services.

Group Purchases - Class I Only. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o Was formed at least six months ago,

o Has a purpose other than buying Fund shares at a discount,

o Has more than 10 members,

o Can arrange for meetings between our representatives and group members,

o Agrees to include sales and other Franklin Templeton Fund materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

Sales Charge Waivers. The Fund's sales charges (front-end and contingent deferred) will not apply to certain purchases. For waiver categories 1, 2 or 3 below: (i) the distributions or payments must be reinvested within 365 days of their payment date, and (ii) Class II distributions may be reinvested in either Class I or Class II shares. Class I distributions may only be reinvested in Class I shares.

The Fund's sales charges will not apply if you are buying Class I shares with money from the following sources or Class II shares with money from the sources in waiver categories 1 or 4:

1. Dividend and capital gain distributions from any Franklin Templeton Fund or a REIT sponsored or advised by Franklin Properties, Inc.

2. Distributions from an existing retirement plan invested in the Franklin Templeton Funds

3. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, the Templeton Variable Products Series Fund, or the Franklin Government Securities Trust. You should contact your tax advisor for information on any tax consequences that may apply.

4.   Redemptions from any Franklin Templeton Fund if you:

     o Originally paid a sales charge on the shares,

     o Reinvest the money within 365 days of the redemption date, and

     o Reinvest the money in the same class of shares.

An exchange is not considered a redemption for this privilege. The Contingent Deferred Sales Charge will not be waived if the shares reinvested were subject to a Contingent Deferred Sales Charge when sold. We will credit your account in shares, at the current value, in proportion to the amount reinvested for any Contingent Deferred Sales Charge paid in connection with the earlier redemption, but a new Contingency Period will begin.

If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

5.   Redemptions from other mutual funds

If you sold shares of a fund that is not a Franklin Templeton Fund within the past 60 days, you may invest the proceeds without any sales charge if (a) the investment objectives were similar to the Fund's, and (b) your shares in that fund were subject to any front-end or contingent deferred sales charges at the time of purchase. You must provide a copy of the statement showing your redemption.

The Fund's sales charges will also not apply to Class I purchases by:

6. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

7.   Group annuity separate accounts offered to retirement plans

8. Retirement plans that (i) are sponsored by an employer with at least 100 employees, (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period. Retirement plans that are not Qualified Retirement Plans or SEPS, such as 403(b) or 457 plans, must also meet the requirements described under "Group Purchases - Class I Only" above.

9. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

10. Broker-dealers, registered investment advisors or certified financial planners, who have entered into a supplemental agreement with Distributors for clients participating in comprehensive fee programs.

11. Registered Securities Dealers and their affiliates, for their investment accounts only

12. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

13 Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

14. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

15.  Accounts managed by the Franklin Templeton Group

16. Certain unit investment trusts and their holders reinvesting distributions from the trusts

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, please call our Retirement Plans Department.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

OTHER PAYMENTS TO SECURITIES DEALERS

The payments below apply to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. A Securities Dealer may only receive one of these payments for each qualifying purchase. Securities Dealers who receive payments under items 1, 2 and 3 below will earn the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase. The payments described below are paid by Distributors or one of its affiliates, at its own expense, and not by the Fund or its shareholders.

1. Securities Dealers may receive up to 1% of the purchase price for Class II purchases.

2. Securities Dealers will receive up to 1% of the purchase price for Class I purchases of $1 million or more as follows: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. These breakpoints are reset every 12 months for purposes of additional purchases.

3. Securities Dealers may, in the sole discretion of Distributors, receive up to 1% of the purchase price for Class I purchases made under waiver category 8 above. Please see "How Do I Buy and Sell Shares - Other Payments to Securities Dealers" in the SAI for any breakpoints that may apply.

4. Securities Dealers may receive up to 0.25% of the purchase price for Class I purchases made under waiver categories 6, 9 and 10 above.

Securities Dealers may receive additional compensation from Distributors or an affiliated company in connection with selling shares of the Franklin Templeton Funds. Compensation may include financial assistance for conferences, shareholder services, automation, sales or training programs, or promotional activities. Registered representatives and their families may be paid for travel expenses, including lodging, in connection with business meetings or seminars. In some cases, this compensation may only be available to Securities Dealers whose representatives have sold or are expected to sell significant amounts of shares. Securities Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the NASD.

GENERAL

Securities laws of states in which the Fund's shares are offered for sale may differ from federal law, and banks and financial institutions selling Fund shares may be required to register as dealers pursuant to state law.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.

METHOD               STEPS TO FOLLOW

BY MAIL 1. Send us written instructions signed by all account owners

                     2. Include any outstanding share certificates for the shares you're exchanging

BY PHONE             Call Shareholder Services or TeleFACTS(R)

                     If you do not want the ability to
exchange by phone, please let us know.

Through Your Dealer   Call your investment representative

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value.

If a substantial number of shareholders should, within a short period sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. See the discussion on Contingent Deferred Sales Charges below and under "How Do I Sell Shares?"

Contingent Deferred Sales Charge - Class I. For accounts with Class I shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund in the order they were purchased. If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period.

Contingent Deferred Sales Charge - Class II. For accounts with Class II shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund proportionately based on the amount of shares subject to a Contingent Deferred Sales Charge and the length of time the shares have been held. For example, suppose you own $1,000 in shares that have never been subject to a Contingent Deferred Sales Charge, such as shares from the reinvestment of dividends and capital gains ("free shares"), $2,000 in shares that are no longer subject to a Contingent Deferred Sales Charge because you have held them for longer than 18 months ("matured shares"), and $3,000 in shares that are still subject to a Contingent Deferred Sales Charge ("CDSC liable shares"). If you exchange $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares.

Likewise, CDSC liable shares purchased at different times will be exchanged into a new fund proportionately. For example, assume you purchased $1,000 in shares 3 months ago, 6 months ago, and 9 months ago. If you exchange $1,500 into a new fund, $500 will be exchanged from shares purchased at each of these three different times.

While Class II shares are exchanged proportionately, they are redeemed in the order purchased. In some cases, this means exchanged shares may be CDSC liable even though they would not be subject to a Contingent Deferred Sales Charge if they were sold. We believe the proportional method of exchanging Class II shares more closely reflects the expectations of Class II shareholders if shares are sold during the Contingency Period. The tax consequences of a sale or exchange are determined by the Code and not by the method used by the Fund to transfer shares.

If you exchange your Class II shares for shares of Money Fund II, the time your shares are held in that fund will count towards the completion of any Contingency Period.

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o You may only exchange shares within the same class.

o The accounts must be identically registered. You may exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account(s). Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact our Retirement Plans Department for information on exchanges within these plans.

o The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you: (i) request an exchange out of the Fund within two weeks of an earlier exchange request, (ii) exchange shares out of the Fund more than twice in a calendar quarter, or (iii) exchange shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you exchange shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD       STEPS TO FOLLOW

By Mail      1. Send us written instructions signed by all account owners

             2. Include any outstanding share certificates for the shares you are selling

             3. Provide a signature guarantee if required

             4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have additional requirements.

By Phone

(Only available if you have completed and sent to us the telephone redemption agreement included with this prospectus)

               Call Shareholder Services

               Telephone requests will be accepted:

               o If the request is $50,000 or less. Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

               o If there are no share certificates issued for the shares you want to sell or you have already returned them to the Fund

               o Unless you are selling shares in a Trust Company retirement plan account

               o Unless the address on your account was changed by phone within the last 30 days

Through Your
 Dealer        Call your investment representative

We will send your redemption check within seven days after we receive your request in proper form. If you sell your shares by phone, the check may only be made payable to all registered owners on the account and sent to the address of record. We are not able to receive or pay out cash in the form of currency.

If you sell shares you just purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call our Retirement Plans Department.

CONTINGENT DEFERRED SALES CHARGE

For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

We will first redeem shares not subject to the charge in the following order:

1) A calculated number of shares equal to the capital appreciation on shares held less than the Contingency Period,

2) Shares purchased with reinvested dividends and capital gain distributions, and

3)  Shares held longer than the Contingency Period.

We then redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated dollar amount, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated number of shares, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

Waivers. We waive the Contingent Deferred Sales Charge for:

o Exchanges

o Account fees

o Sales of shares purchased pursuant to a sales charge waiver

o Redemptions by the Fund when an account falls below the minimum required account size

o Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1,
1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% a month of an account's Net Asset Value (3% quarterly, 6% semiannually or 12% annually). For example, if you maintain an annual balance of $1 million in Class I shares, you can withdraw up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be withdrawn annually free of charge.

o Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy

o Tax-free returns of excess contributions from employee benefit plans

o Distributions from employee benefit plans, including those due to termination or plan transfer

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

YOU MAY RECEIVE TWO TYPES OF DISTRIBUTIONS FROM THE FUND:

1. Income dividends. The Fund receives income generally in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed capital gains from the prior fiscal year. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

The Fund declares dividends from its net investment income quarterly in March, June, September and December to shareholders of record on the last business day of that month and pays them on or about the 15th day of the next month. Capital gains, if any, may be distributed annually, usually in December.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of each class.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution

DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:

1. Buy additional shares of the Fund - You may buy additional shares of the same class of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. If you own Class II shares, you may also reinvest your distributions in Class I shares of the Fund. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. Buy shares of other Franklin Templeton Funds - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). If you own Class II shares, you may also direct your distributions to buy Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3. Receive distributions in cash - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

To select one of these options, please complete sections 6 and 7 of the shareholder application included with this prospectus or tell your investment representative which option you prefer. If you do not select an option, we will automatically reinvest dividend and capital gain distributions in the same class of the Fund. For Trust Company retirement plans, special forms are required to receive distributions in cash. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days prior to the record date for us to process the new option.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

HOW AND WHEN SHARES ARE PRICED

The Fund is open for business each day the Exchange is open. We determine the Net Asset Value per share of each class as of the scheduled close of the Exchange, generally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.

THE PRICE WE USE WHEN YOU BUY OR SELL SHARES

You buy shares at the Offering Price of the class you wish to purchase, unless you qualify to buy shares at a reduced sales charge or with no sales charge. The Offering Price of each class is based on the Net Asset Value per share of the class and includes the maximum sales charge. We calculate it to two decimal places using standard rounding criteria. You sell shares at Net Asset Value.

We will use the Net Asset Value next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

PROPER FORM

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o Your name,

o The Fund's name,

o The class of shares,

o A description of the request,

o For exchanges, the name of the fund you're exchanging into,

o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature and may be obtained from certain banks, brokers or other eligible guarantors. You should verify that the institution is an eligible guarantor prior to signing. A notarized signature is not sufficient.

SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form. In this case, you should send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

We may only be liable for losses resulting from unauthorized telephone transactions if we do not follow reasonable procedures designed to verify the identity of the caller. When you call, we will request personal or other identifying information, and will also record calls. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that telephone instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send written instructions to us, as described elsewhere in this prospectus. If you are unable to execute a transaction by telephone, we will not be liable for any loss.

Trust Company Retirement Plan Accounts. You may not sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call our Retirement Plans Department.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, you need to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

Joint Ownership. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, all owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, you will not be able to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.

Gifts and Transfers to Minors. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

Trusts. If you register your account as a trust, you should have a valid written trust document to avoid future disputes or possible court action over who owns the account.

Required Documents. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT      DOCUMENTS REQUIRED

CORPORATION          Corporate Resolution

PARTNERSHIP          1. The pages from the partnership agreement that identify
                     the general partners, or

                     2. A certification for a partnership agreement

TRUST 1. The pages from the trust document that identify the trustees, or

                     2. A certification for trust

Street or Nominee Accounts. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we will not process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

Electronic Instructions. If there is a Securities Dealer or other representative of record on your account, we are authorized to use and execute electronic instructions. We can accept electronic instructions directly from your dealer or representative without further inquiry. Electronic instructions may be processed through the services of the NSCC, which currently include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems, or through Franklin/Templeton's PCTrades II(TM) System.

TAX IDENTIFICATION NUMBER

For tax reasons, we must have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer identification number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.

We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

AUTOMATIC PAYROLL DEDUCTION

You may have money transferred from your paycheck to the Fund to buy additional shares. Your investments will continue automatically until you instruct the Fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the first business day of the month in which a payment is scheduled for payments before February 1997 and on the 25th day of the month beginning with your February 1997 payment. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day for Class I shares and on the prior business day for Class II shares. If the processing dates are different, the date of the Net Asset Value used to redeem the shares will also be different for Class I and Class II shares. You will generally receive your payment by the fifth business day of the month in which a payment is scheduled. Beginning with your February 1997 payment, however, you will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Because of the front-end sales charge, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically terminate a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

ELECTRONIC FUND TRANSFERS

You may choose to have dividend and capital gain distributions from Class I shares of the Fund or payments under a systematic withdrawal plan sent directly to a checking account. If the checking account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:

o obtain information about your account;

o obtain price and performance information about any Franklin Templeton Fund;

o exchange shares between identically registered Franklin accounts; and

o request duplicate statements and deposit slips.

You will need the code number for each class to use TeleFACTS. The code numbers for Class I and Class II are 158 and 258, respectively.

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. Please verify the accuracy of your statements when you receive them.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports or an interim quarterly report.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. For further information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund, Distributors and Advisory Services are also located at this address. You may also contact us by phone at one of the numbers listed below.

                                           HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME           TELEPHONE NO.       (MONDAY THROUGH FRIDAY)
Shareholder Services      1-800/632-2301      5:30 a.m. to 5:00 p.m.
Dealer Services           1-800/524-4040      5:30 a.m. to 5:00 p.m.
Fund Information          1-800/DIAL BEN      5:30 a.m. to 8:00 p.m.
                          (1-800/342-5236)    6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plans          1-800/527-2020      5:30 a.m. to 5:00 p.m.
Institutional Services    1-800/321-8563      6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)    1-800/851-0637      5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

1940 Act - Investment Company Act of 1940, as amended

Advisers - Franklin Advisers, Inc., the Fund's former investment manager

Advisory Services - Franklin Advisory Services, Inc., the Fund's investment manager

Board - The Board of Trustees of the Trust

CD - Certificate of deposit

Class I and Class II - The Fund offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.

Code - Internal Revenue Code of 1986, as amended

Contingency Period - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

Contingent Deferred Sales Charge (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

Eligible Governmental Authority - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.

Exchange - New York Stock Exchange

Franklin Funds - The mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust

Franklin Templeton Funds - The Franklin Funds and the Templeton Funds

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Letter - Letter of Intent

Market Timer(s) - Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

Offering Price - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.50% for Class I and 1% for Class II.

Qualified Retirement Plan(s) - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

REIT - Real Estate Investment Trust

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored simplified employee pension plan established under section 408(k) of the Code

TeleFACTS(R) - Franklin Templeton's automated customer servicing system

Templeton Funds - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

Trust Company - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

We/Our/Us - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


                       SUPPLEMENT DATED NOVEMBER 25, 1996

                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF

                             FRANKLIN MANAGED TRUST

(Franklin Rising Dividends Fund, Franklin Investment Grade Income Fund and Franklin Corporate Qualified Dividend Fund)

dated February 1, 1996

I. The next to last paragraph in the section "Officers and Trustees" is replaced with the following:

     As of October 31, 1996, the officers and trustees, as a group, owned of record and beneficially approximately 1,948 shares of the Investment Grade Fund and 61,835 shares of the Rising Dividends Fund Class I, or less than 1% of the total outstanding shares of each of those Funds and no shares of Corporate Qualified Fund. Many of the trustees also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

II.  The section "Investment Advisory And Other Services" is revised as follows:

     Investment Management. Effective July 1, 1996, the Board of Trustees of the Trust approved new investment management agreements on behalf of Rising Dividends Fund, Investment Grade Fund and Corporate Qualified Fund (the "Funds") with Franklin Advisory Services, Inc. ("Advisory Services"), One Parker Plaza, Sixteenth Floor, Fort Lee, New Jersey, 07024. Advisory Services, a registered investment advisor, is a wholly owned subsidiary of Franklin Resources, Inc. ("Resources"), the parent company of Franklin Advisers, Inc., the Funds' previous investment manager. Under the terms and conditions of the new investment management agreements, which remain the same as the previous agreements, Advisory Services will provide investment research and portfolio management services for the Funds.

     Fund Administration. Franklin Templeton Services, Inc. ("FT Services"), a wholly owned subsidiary of Resources, provides certain administrative services and facilities for the Funds, including preparing and maintaining books, records and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services receives a monthly fee equal to an annual rate of 0.15% of each Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets in excess of $1.2 billion. These fees are not separate expenses of the Funds, but are paid by Advisory Services.

III.     The fourth paragraph on page 13 is replaced with the following:

     Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York, 10286, acts as custodian of the securities and other assets of each Fund. Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian for cash received in connection with the purchase of each Fund's shares. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

IV. The two paragraphs under "How Do I Buy and Sell Shares?, Other Payments to Securities Dealers - Class I of the Investment Grade Fund and the Rising Dividends Fund Only" are replaced in their entirety with the following:

     Either Distributors or one of its affiliates may pay, out of its own resources, 0.25% of the purchase price to securities dealers who initiate and are responsible for purchases of the Investment Grade Fund and Rising Dividends Fund - Class I by trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of its assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion.

     Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to securities dealers who initiate and are responsible for purchases of the Investment Grade Fund and Rising Dividends Fund - Class I by certain retirement plans pursuant to a sales charge waiver, as discussed in the Funds' prospectuses: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer. These breakpoints are reset every 12 months for purposes of additional purchases.

V. The subsections "Total Return", "Current Yield" and "Current Distribution Rate" under the section "General Information" are revised as follows:

     Total Return

     Average Annual Compounded Rates of Return for the Periods Ended
      March 31, 1996

      From Fund Name                          One-Year  Five-Year  Inception
      Corporate Qualified Fund..............    3.58%      8.35%      6.01%

      Rising Dividends Fund

       Class I..............................   18.78%      8.44%      9.07%

       Class II.............................     n/a        n/a       n/a

      Investment Grade Fund.................    2.83%      6.47%      5.69%

    Total Rates of Return for the Periods Ended March 31, 1996

     From Fund Name                           One-Year Five-Year  Inception

     Corporate Qualified Fund................    3.58%   49.34%      71.23%

     Rising Dividends Fund

      Class I................................   18.78%   49.97%     122.61%

      Class II...............................    n/a      n/a        20.85%*

     Investment Grade Fund...................    2.83%   36.80%      66.57%

     *Inception date 5/1/95


     Current Yield

     For the 30-Day Period Ended March 31, 1996


   Fund Name                                           Yield

   Corporate Qualified Fund.......................    4.49%

   Rising Dividends Fund

    Class I.......................................    1.42%

    Class II......................................    0.94%

   Investment Grade Fund..........................    4.30%

     The taxable equivalent yield for the 30-day period ended on March 31, 1996 for the Corporate Qualified Fund was 6.18%.

     Current Distribution Rate

     For the 30-Day Period Ended March 31, 1996

                                                Distribution
    Fund Name                                       Rate

    Corporate Qualified Fund.........................5.01%

    Rising Dividends Fund

     Class I.........................................1.43%

     Class II........................................0.99%

    Investment Grade Fund............................4.20%

VI.  Add the following paragraph under "Financial Statements":

     The unaudited financial statements contained in the Semi-Annual Report to Shareholders of the Trust, for the six-month period ended March 31, 1996, are incorporated herein by reference.



FRANKLIN
MANAGED TRUST

Franklin Rising Dividends Fund
Franklin Investment Grade Income Fund
Franklin Corporate Qualified Dividend Fund


STATEMENT OF
ADDITIONAL INFORMATION

FEBRUARY 1, 1996

777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777  1-800/DIAL BEN
--------------------------------------------------------------------------------

Contents                                            Page

How Do the Funds Invest Their Assets?.............    2
What Are the Funds' Potential Risks?..............    6
Investment Restrictions...........................    8
Officers and Trustees.............................    9
Investment Advisory and Other Services............   12
How Do the Funds Purchase
 Securities For Their Portfolios?.................   13
How Do I Buy and Sell Shares?.....................   14
How Are Fund Shares Valued?.......................   17
Additional Information
 Regarding Taxation...............................   18
The Trust's Underwriter...........................   21
General Information...............................   23
Financial Statements..............................   27
Appendix..........................................   27

Franklin Managed Trust (the "Trust") is an open-end management investment company consisting of three separate diversified series: the Franklin Rising Dividends Fund (the "Rising Dividends Fund"), the Franklin Investment Grade Income Fund (the "Investment Grade Fund") and the Franklin Corporate Qualified Dividend Fund (the "Corporate Qualified Fund"). (Each series may also be referred to as the "Fund" or "Funds.")

A separate Prospectus for each Fund, dated February 1, 1996, each as may be amended from time to time, provides the basic information you should know before investing in the Funds and may be obtained without charge from the Trust or from its principal underwriter, Franklin/Templeton Distributors, Inc.
("Distributors"), at the address or telephone number shown above.

THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUSES. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUNDS, AND SHOULD BE READ IN CONJUNCTION WITH THE FUNDS' PROSPECTUSES.


HOW DO THE FUNDS INVEST THEIR ASSETS?

The following supplements the discussion of each Fund's investment objective and policies as set forth in each Fund's Prospectus. There can be no assurance that the objective of any of the Funds will be achieved.

INVESTMENT GRADE FUND

As stated in its Prospectus, the Investment Grade Fund may engage in various options and hedging transactions as described below.

Options on Securities. To earn additional income, the Investment Grade Fund may write (i.e., sell) covered call and put options. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price at any time before the expiration date. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the option (or comparable securities satisfying the cover requirements of the securities exchanges) so long as the option is outstanding and the Fund has not terminated its obligation with a closing purchase transaction, as explained below. While the purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone, the Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price at any time before the expiration date. All put options written by the Fund are covered, which means that the Fund has deposited with its custodian bank cash, U.S. government securities or other liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income. In return for the option premium, however, the Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

The Fund may also purchase put and call options on securities, but only for limited purposes. The Fund may purchase call options for the purpose of offsetting its obligations pursuant to previously written call options. Such purchases are referred to as closing purchase transactions. The Fund may purchase put options only on U.S. government securities in its portfolio in anticipation of a decline in the market value of such securities and then only in amounts not exceeding 10% of its total assets. Effectively, the Fund's ability to purchase put options allows it to protect unrealized gains in appreciated U.S. government securities in its portfolio without actually selling the securities and while continuing to receive interest income on the securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund will pay brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in the Fund's portfolio turnover rate. See "What Are the Funds' Potential Risks? - Options."

Options on Futures. For bona fide hedging purposes, the Fund may purchase put and call options on interest rate futures contracts which are traded on exchanges licensed and regulated by the Commodities Futures Trading Commission ("CFTC") for the purposes of options trading. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position) for a specified exercise price at any time before the option expires. Interest rate futures contracts are contracts for the future delivery of U.S. government securities and index-based futures contracts that are, in the opinion of the Fund's investment manager, sufficiently correlated with the Fund's portfolio to permit effective hedging against adverse changes in interest rates.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (i.e., to deliver a "long" position to the Fund as the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put option, the writer of the option is obligated to purchase the futures contract (i.e., deliver a "short" position to the Fund as the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market.

The Fund is entitled to be paid the amount of any gain realized by it with respect to any option it has purchased upon the exercise of the option. Most participants in the options markets, however, do not seek to realize their gains or losses by exercise of their options rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid. The Fund's ability to establish and close out options positions at fairly established prices is subject to the maintenance of a liquid market.

Options on futures can be used by the Fund to hedge the same risks as might be hedged by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But, in contrast to a futures transaction in which only transaction costs are involved, the benefits received in an option transaction will be reduced by the amount of the premium and transaction costs paid by the Fund. There may also be circumstances when the purchase of an option on an interest rate futures contract would result in a loss to the Fund when the purchase (or sale) of the futures contract itself would not result in a loss, such as when there is no movement in the price of the futures contract or the underlying security. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium paid, plus any transaction costs.

At the time the Fund enters into an option on a futures contract, it will maintain, with its custodian bank, assets in a segregated account to cover its obligations with respect to such contract to the extent required by SEC rules. Such securities may consist of cash, cash equivalents or high quality debt securities from its portfolio, in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contract.

Limitations on Futures Transactions. The Fund has represented to the CFTC that it will purchase options on interest rate futures contracts solely for bona fide hedging purposes within the meaning of CFTC regulations. The Fund has also represented to the CFTC that it will not purchase any options on interest rate futures contracts if, as a result, the sum of premiums paid for the options the Fund has purchased would exceed 5% of the Fund's total assets. This limitation on the Fund's options transactions is not fundamental and may be changed by the Board of Trustees as the CFTC permits.

Foreign Securities. Investments in debt securities issued by foreign corporations, governments and their instrumentalities, and by supranational entities offer potential benefits not available from investments solely in securities issued by the U.S. government. These benefits include the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S., or the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign markets that do not move in a manner parallel to U.S. markets. While the Fund may invest in foreign securities without limitation, the Fund's current operating policy is not to invest more than 25% of its assets in the debt securities of foreign governments. See "What are the Funds' Pontential Risks? - Foreign Securities."

Putable bonds. When purchasing obligations that entitle a holder to require the obligor to redeem the securities at the holder's option on a date or dates prior to the final stated maturity ("putable" bonds), the Fund may consider the optional redemption date or dates as the effective maturity of the obligations. When purchasing obligations that require the obligor to prepay periodically portions of the obligation prior to the stated final maturity (whether by operation of a fixed known pro rata sinking fund or, as in collateralized securities, by the periodic passing through of variable payments made to the issuer on the underlying collateral), the expected average life or average term of the investment may also be deemed to be its effective maturity. This is not a fundamental policy of the Fund and may be changed by the Board of Trustees.

Additional Information on Rates of Return. Since the end of World War II, bonds have typically provided a return averaging about 5.37% above the inflation rate. The following table demonstrates the real rate of return from corporate bonds rated "A" by Moody's Investors Service ("Moody's") over the past ten years. Investors should note that the Fund's portfolio is not comprised exclusively of such bonds. Accordingly, the table is for illustrative purposes only. The table is not indicative of the Fund's past, present or future performance. Moreover, historical returns are not indicative of future returns. The source of this information is the U.S. Bureau of Labor Statistics and Moody's:


                                                Real Rates of Return
                                       Moody's
                                       Corporate      Inflation    Real Rate
                                     A Bond Index*  Rate (CPI)**   of Return
--------------------------------------------------------------------------------
1985.............................        11.19          3.80         7.39
1986.............................         9.41          1.10         8.31
1987.............................        10.62          4.43         6.19
1988.............................        10.11          4.42         5.69
1989.............................         9.39          4.65         4.74
1990.............................         9.64          6.11         3.53
1991.............................         8.82          3.06         5.76
1992.............................         8.37          2.90         5.47
1993.............................         7.31          2.75         4.56
1994.............................         8.28          2.67         5.61
Average..........................         9.31          3.59         5.73


*Moody's Corporate A Bond Index Yields are year-end yields. Investors cannot invest directly in an index.


**Inflation rate is demonstrated by annual rates of the Consumer Price Index
(CPI).

The Investment Grade Fund may invest up to 25% of its portfolio in debt securities with lower ratings or in unrated securities that are of comparable quality. The Fund, however, will not invest (i) in any debt securities rated lower than B by Moody's or S&P, (ii) in any equity securities of an issuer if a majority of the debt securities of such issuer is rated lower than B by Moody's or S&P, or (iii) in any unrated debt securities that the Fund's investment manager considers to be of lower equivalent quality than securities rated B by Moody's or S&P. See "What Are the Funds' Potential Risks? - High Yield Securities."

CORPORATE QUALIFIED FUND

The Corporate Qualified Fund is specially designed for corporate investors, including banks and savings and loan associations, that may not deduct certain interest expenses under tax laws and that may be seeking an enhanced investment return through use of the corporate dividends-received deduction. As stated in its Prospectus, the Corporate Qualified Fund may invest in adjustable rate and auction rate preferred stocks. The characteristics of these two types of preferred stocks are discussed below.

Adjustable Rate Preferred Stocks. In May 1982, several major U.S. corporations, including some of the largest U.S. bank holding companies, began issuing preferred stocks with cumulative and adjustable dividends. These securities have specific characteristics differing from other types of preferred stocks.

Regardless of the issuer, adjustable rate preferred stocks generally have the same terms and provisions, except for the specific adjustment formula used to determine their quarterly dividend rate. Such formulas vary in regard to (i) the fixed amount of premium or discount in relation to a particular U.S. Treasury instrument rate and (ii) the minimum and maximum range within which the dividend rate may fluctuate. The rate for each quarterly dividend period is referred by all issuers as the "Applicable Rate."

The Applicable Rate is determined by the issuer at the beginning of each quarterly dividend period. It is calculated, in part, by adding or subtracting (depending upon the terms of the issue) either a fixed number of basis points (a basis point being equal to 1/100 of 1%) or a percentage calculation to the highest of three specified rates, namely a "Treasury Bill Rate," a "10-Year Constant Maturity Rate" and a "20-Year Constant Maturity Rate."

The Treasury Bill Rate is based upon the average market discount rate of three-month U.S. Treasury bills. The other rates are based upon the average yields to maturity of ten-year and twenty-year U.S. Treasury fixed interest rate securities. Such data is published weekly by the Federal Reserve Board, and the issuers of the adjustable rate preferred stocks, in setting their next Applicable Rate, generally use the two most recent weekly figures published immediately prior to the 10 calendar days preceding a new quarterly dividend period. The premium or discount to be added to or subtracted from the highest of the three rates is fixed by the issuer at the time the adjustable rate preferred stocks are issued and cannot be changed. At issuance, however, the issuer sets a maximum and minimum Applicable Rate which may be paid for any dividend period.

While most issues of adjustable rate preferred stocks are rated by the major rating services, the Fund may invest in any adjustable rate preferred stock regardless of its rating or non-rating. The Fund's investment manager will, however, consider such rating or non-rating as one of the factors in selecting issues for the Fund's portfolio. Generally, the Fund will invest in adjustable rate preferred stocks of issuers whose long-term debt securities are either rated in one of the four highest rating categories of Moody's or S&P or, if unrated, are of comparable quality as determined by the Fund's investment manager. See the Appendix for a further discussion of ratings.

Auction Rate Preferred Stocks. Auction rate preferred stocks are similar to short-term, corporate money market instruments in that the auction rate preferred stockholder normally has the opportunity to liquidate at par every 49 days, at which time the dividend rate is reset. Generally, the maximum dividend rate ranges from 110% to 250%, depending on quality, of the 60-day "AA" Composite Commercial Paper Rate and the minimum rate is 56% of the same rate. In this type of auction, bids are made by broker-dealers, either as agent for their customers or for their own account, for a certain amount of shares at a specified yield. The dividend rate set by the auction is the lowest rate that includes enough bids to cover all the shares being sold. This procedure is designed to enable auction rate preferred shares to be purchased and sold at their par value.

The shares generally are redeemable at par value plus accrued dividends at the option of the issuer if certain conditions are met regarding the dividend rate set by the auction.

Auction rate preferred shares may be purchased or sold by the Fund pursuant to a bid or a sell order placed in an auction. If there are insufficient bids to cover all sell orders at any auction, then the sellers, which may include the Fund, may only be able to sell a portion or none of the shares submitted for sale. To date, most, but not all, auctions have included sufficient bids to accommodate all shares submitted for sale. If a future auction at which the Fund has submitted shares for sale fails to contain sufficient bids, the Fund's investment manager believes that the Fund would be able to sell its shares in the marketplace.

The Fund may at any time sell its auction rate preferred stock to another purchaser outside of the auction process at a price which will reflect the share's par value plus a mutually agreed upon yield factor. Such purchaser must have signed a Purchaser's Letter to the designated depository stating that: (a) the Purchaser understands the terms of the auction and agrees to participate under such terms; (b) the Purchaser will sell, transfer, or dispose of the shares of the auction rate preferred stock only pursuant to the terms regarding the issue; and (c) the ownership of the shares will be maintained in book-entry form pursuant to the provisions in the issuer's prospectus.

While all current issues of auction rate preferred stocks are rated by the major rating services, the Fund may invest in any auction rate preferred stock regardless of its rating or future non-rating. The Fund's investment manager will, however, consider the rating or non-rating as one of the factors in selecting issues for the Fund's portfolio. Generally, the Fund will only invest in auction rate preferred stocks of issuers whose long-term debt securities are either rated in one of the four highest rating categories of Moody's or S&P or, if unrated, are of comparable quality as determined by the Fund's investment manager. Please see the Appendix for a discussion of these ratings.

RISING DIVIDENDS FUND

Foreign Securities. As noted in its Prospectus, the Rising Dividends Fund may invest in foreign securities. When purchasing foreign securities, the Fund will ordinarily purchase securities which are traded in the U.S. or purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. A sponsored ADR is an ADR in which establishment of the issuing facility is brought about by the participation of the issuer and the depositary institution pursuant to a deposit agreement which sets out the rights and responsibilities of the issuer, the depositary and the ADR holder. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, thereby ensuring that ADR holders will be able to exercise voting rights through the depositary. An unsponsored ADR has no sponsorship by the issuing facility and, additionally, more than one depositary institution may be involved in its issuance. It typically clears, however, through the Depositary Trust Company and therefore, there should be no delays in selling the security or in obtaining dividends. Although not required, the depositary normally requests a letter of non-objection from the issuer. The depositary is not required to distribute notices of shareholders' meetings or financial information to the purchaser. The Fund may also purchase the securities of foreign issuers directly in foreign markets so long as, in the investment manager's judgment, an established public trading market exists (there are a sufficient number of shares traded regularly relative to the number of shares to be purchased by the Fund).

Any investments made by the Fund in foreign securities where delivery takes place outside the U.S. will be made in compliance with applicable U.S. and foreign currency restrictions and other tax laws and laws limiting the amount and types of foreign investments. Changes of governmental administrations, economic or monetary policies in the U.S. or abroad, or changed circumstances in dealings between nations could result in investment losses for the Fund and could adversely affect the Fund's operations. The Fund's purchase of securities in foreign countries will involve currencies of the U.S. and of foreign countries; consequently, changes in exchange rates, currency convertibility and repatriation may favorably or adversely affect the Fund. Although current regulations do not, in the opinion of the Fund's investment manager, seriously limit the Fund's investment activities, if such regulations are changed in the future, they may restrict the ability of the Fund to make its investments or impair the liquidity of the Fund's investments.

Securities which are acquired by the Fund outside of the U.S. and which are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the Fund to be illiquid assets if (a) the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market or (b) current market quotations are readily available. The Fund will not acquire the securities of foreign issuers outside of the U.S. under circumstances where, at the time of acquisition, the Fund has reason to believe that it could not resell the securities in a public trading market. Investors should recognize that foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Notwithstanding the fact that the Fund intends to acquire the securities of foreign issuers only where there are public trading markets, investments by the Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Fund's portfolio and the Fund's ability to meet a large number of shareholders' redemption requests should there be economic or political turmoil in a country in which the Fund has its assets invested or should relations between the U.S. and a foreign country deteriorate markedly.

ADDITIONAL INFORMATION RELEVANT TO ALL FUNDS

Lending of Portfolio Securities. As noted in the Prospectuses, each Fund is permitted to lend up to 30% of its portfolio securities but each currently intends to limit such activity to no more than 5% of each Fund's assets. Under this arrangement, the borrower must deposit with a Fund's custodian bank collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. Such collateral shall consist of cash, securities issued by the U.S. government, its agencies or instrumentalities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. A Fund may engage in security loan arrangements with the primary objective of increasing the Fund's income either through investing the cash collateral in short-term, interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

Each Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of the Fund or the borrower at any time, including when necessary to enable such Fund to be the record owner for each dividend paid by the issuer thereof. A Fund would not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

WHAT ARE THE FUNDS' POTENTIAL RISKS?
--------------------------------------------------------------------------------

High Yield Securities. The market value of lower rated, fixed-income securities and unrated securities of comparable quality, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower rated securities also tend to be more sensitive to economic conditions than higher rated securities. These lower rated fixed-income securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Even bonds rated BBB by S&P or Baa by Moody's, ratings which are considered investment grade, possess some speculative characteristics.

Issuers of high yielding, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers is generally greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding securities may experience financial stress. During these periods, such issuers may not have sufficient cash flow to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

High yielding, fixed-income securities frequently have call or buy-back features which permit an issuer to call or repurchase the securities from the Investment Grade Fund. The premature disposition of a high yielding security due to a call or buy-back feature, the deterioration of the issuer's creditworthiness, or a default may also make it more difficult for the Fund to manage the timing of its receipt of income, which may have tax implications. The Fund may be required under the Code and U.S. Treasury regulations to accrue income for income tax purposes on defaulted obligations and to distribute such income to the Fund's shareholders even though the Fund is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy any or all of these distribution requirements, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Factors adversely impacting the market value of high yielding securities could adversely impact the net asset value of the Investment Grade Fund to the extent of any such securities held in its portfolio. In addition, the Fund could incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The Fund will rely on the investment manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the investment manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The Fund may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower rated, fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities which trade in a broader secondary retail market. Generally, purchasers of these securities are predominantly dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, fixed-income security does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and the Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Current values for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales.

The high yield securities market is relatively new and much of its growth prior to 1990 paralleled a long economic expansion. The recession, which began in 1990, disrupted the market for high yielding securities and the ability of issuers of such securities to meet their obligations. Although the economy has improved considerably and high yield securities have been more consistent performers since that time, there is no guarantee that the adverse effects previously experienced will not occur again. Factors adversely impacting the market value of high yielding securities will adversely impact the Fund's net asset value. For example, the highly publicized defaults of some high yield issuers during 1989 and 1990, and concerns regarding a sluggish economy which continued into 1993, depressed the prices for many of these securities. However, while market prices may be temporarily depressed due to these factors, the ultimate security price will generally reflect the true operating results of the issuer The Fund will rely on the investment manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the investment manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

Foreign Securities. Investments in debt securities of foreign governments present special risks and considerations not typically associated with investments in securities issued by the U.S. government. Such risks include: reductions of income as a result of foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of information about foreign governments; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to the U.S. government; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulty in commencing lawsuits; higher brokerage commission rates than in the U.S.; increased risk of delays in settlement of portfolio transactions or loss of certificates for portfolio securities because of the lesser speed and reliability of mail service; possibilities of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies.

In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be reimposed.

Options. One of the principal risks associated with the Fund's options activities is the risk that a liquid secondary market on an options exchange may not exist for any particular option at any particular time, and for some options no secondary market may exist on an exchange or elsewhere. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. The Fund expects to purchase and write only exchange traded options until such time as its investment manager determines that the over-the-counter market in options is sufficiently developed and appropriate disclosure is furnished to prospective and existing shareholders. Transactions in options are generally considered "derivative securities."

Options on futures contracts. In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures contracts. The principal risk, as stated in the Fund's Prospectus and discussed above in connection with options on securities, is the possibility that no liquid market for the option will exist to permit the Fund to establish and close out its positions. Transactions in options on futures are generally considered "derivative securities."

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

Each Fund has adopted the following restrictions as fundamental policies (unless otherwise noted), which means that they may not be changed without the approval of a majority of the outstanding voting securities of the affected Fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or
(ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. A Fund may not:

 1. Invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities), if immediately after and as a result of such investment (a) more than 5% of the total assets of the Fund would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund.

 2. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of its portfolio securities as described above and in its Prospectus, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

 3. (a) Borrow money, except temporarily for extraordinary or emergency purposes from a bank and then not in excess of 15% of its total assets (at the lower of cost or fair market value) or (b) mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 5% of total assets.

 4. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude a Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

 5. Buy or sell interests in oil, gas or mineral exploration or development programs, or real estate. (Does not preclude investments in marketable securities of companies engaged in such activities.)

 6. Purchase or hold securities of any issuer if, at the time of purchase or thereafter, any of the trustees or officers of the Trust or the Funds' investment manager owns beneficially more than one-half of 1%, and all such trustees or officers holding more than one-half of 1% together own beneficially more than 5% of the issuer's securities.

 7. Invest more than 5% of the value of its total assets in securities of any issuer which has not had a record, together with predecessors, of at least three years of continuous operation. (This is an operating policy which may be changed without shareholder approval.)

 8. Purchase or sell commodities or commodity contracts or invest in put, call, straddle or spread options. (Does not preclude bona fide hedging transactions by the Investment Grade Fund, including the purchase or sale of options and options on futures contracts.)

 9. With respect to the Investment Grade Fund and Corporate Qualified Fund, invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets. With respect to the Rising Dividends Fund, it may invest up to 10% of its assets in the securities of other investment companies, subject to the limitations of the 1940 Act, or more as they may be acquired pursuant to a merger, consolidation or acquisition of assets. (This is an operating policy which may be changed without shareholder approval.)

10. Invest more than 10% of its assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable, and repurchase agreements with more than seven days to maturity.

11. Invest in any issuer for purposes of exercising control or management.

12. Invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.)

13. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit any Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into repurchase transactions. (This is an operating policy which may be changed without shareholder approval.)

Other Policies. Pursuant to an undertaking given to the Texas State Securities Board, each Fund may not invest in excess of 5% of the value of a Fund's net assets in warrants. No more than 2% of the value of a Fund's net assets may be invested in warrants (valued at the lower of cost or market) which are not listed on the New York or American Stock Exchanges. Warrants acquired by a Fund in units or attached to securities will be deemed to be without value.

OFFICERS AND TRUSTEES
--------------------------------------------------------------------------------

The Board of Trustees ("Board") has the responsibility for the overall management of the Trust, including general supervision and review of its investment activities. The trustees, in turn, elect the officers of the Trust who are responsible for administering the day-to-day operations of the Trust. The affiliations of the officers and trustees and their principal occupations for the past five years are listed below. Trustees who are deemed to be "interested persons" of the Trust, as defined in the 1940 Act, are indicated by an asterisk (*).



                           Positions and Offices  Principal Occupations During
Name, Age and Address         with the Trust         During Past Five Years
--------------------------------------------------------------------------------

  Frank T. Crohn (71)                Trustee
  7251 West Palmetto Park Road
  Boca Raton, FL 33433

Chairman and Chief Executive Officer, Financial Benefit Life Insurance Company and Financial Benefit Group, Inc.; Director, Unity Mutual Life Insurance Company; and trustee of three of the investment companies in the Franklin Group of Funds.
--------------------------------------------------------------------------------

* William J. Lippman (70)            President
  One Parker Plaza                   and Trustee
  Fort Lee, NJ 07024

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., Franklin Templeton Distributors, Inc. and Franklin Management, Inc.; officer and/or director or trustee of six of the investment companies in the Franklin Group of Funds.
--------------------------------------------------------------------------------

  Charles Rubens II (65)             Trustee
  18 Park Road
  Scarsdale, NY 10583

Private Investor; and trustee of three of the investment companies in the Franklin Group of Funds.

--------------------------------------------------------------------------------

  Leonard Rubin (70)                 Trustee
  501 Broad Avenue
  Ridgefield, NJ 07657

Chairman of the Board, Carolace Embroidery Co., Inc.; President, F.N.C. Textiles, Inc.; Vice President, Trimtex Co. Inc.; and trustee of three of the investment companies in the Franklin Group of Funds.
--------------------------------------------------------------------------------

  Harmon E. Burns (50)               Vice President
  777 Mariners Island Blvd.
  San Mateo, CA 94404

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 43 of the investment companies in the Franklin Templeton Group of Funds.
--------------------------------------------------------------------------------

  Kenneth V. Domingues (63)          Vice President -
  777 Mariners Island Blvd.          Financial Reporting
  San Mateo, CA 94404                and Accounting Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.
--------------------------------------------------------------------------------

  Martin L. Flanagan (35)            Vice President
  777 Mariners Island Blvd.          and Chief
  San Mateo, CA 94404                Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.
--------------------------------------------------------------------------------

  Deborah R. Gatzek (47)             Vice President
  777 Mariners Island Blvd.          and Secretary
  San Mateo, CA 94404

Senior Vice President - Legal, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 37 of the investment companies in the Franklin Group of Funds.
--------------------------------------------------------------------------------

  Rupert H. Johnson, Jr. (55)        Vice President
  777 Mariners Island Blvd.
  San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in the Franklin Templeton Group of Funds.
--------------------------------------------------------------------------------

  Diomedes Loo-Tam (56)              Treasurer
  777 Mariners Island Blvd.          and Principal
  San Mateo, CA 94404                Accounting Officer

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.
--------------------------------------------------------------------------------

  Edward V. McVey (58)               Vice President
  777 Mariners Island Blvd.
  San Mateo, CA 94404

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.
--------------------------------------------------------------------------------

  R. Martin Wiskemann (69)           Vice President
  777 Mariners Island Blvd.
  San Mateo, CA 94404

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President, Treasurer and Director, ILA Financial Services, Inc. and Arizona Life Insurance Company of America; and officer and/or director, as the case may be, of 20 of the investment companies in the Franklin Group of Funds.
--------------------------------------------------------------------------------

The preceding table indicates those officers and trustees who are also affiliated persons of Distributors and the Funds' investment manager. Trustees not affiliated with the investment manager ("nonaffiliated trustees") are currently paid fees of $1,800 per month plus $900 per meeting attended. As indicated above, certain of the Trust's nonaffiliated trustees also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds") from which they may receive fees for their services. The following table indicates the total fees paid to nonaffiliated trustees by the Trust and by other funds in the Franklin Templeton Group of Funds.

                                                                  Number of
                                           Total Fees           Boards in the
                         Total Fees     Received from the    Franklin Templeton
                          Received     Franklin Templeton     Group of Funds on
Name                   from the Trust*  Group of Funds**    Which Each Serves***
-------------------------------------------------------------------------------

Frank T. Crohn.........    $10,800           $15,600                  3
Charles Rubens, II.....     11,700            15,600                  3
Leonard Rubin..........     11,700            15,600                  3


*For the fiscal year ended September 30, 1995.


**For the calendar year ended December 31, 1995.

***The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds and does not include the total number of series or funds within each investment company for which the trustees are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, consisting of approximately 162 U.S. based funds or series.



Nonaffiliated trustees are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or trustee received any other compensation directly from the Trust. Certain officers or directors who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of November 3, 1995, the officers and trustees, as a group, owned of record and beneficially approximately 155,402 shares of Class I of the Rising Dividends Fund (approximately 1% of its total outstanding shares) and 1,862 shares of the Investment Grade Fund (less than 1% of its total outstanding shares). Many of the Trust's trustees also own shares in various of the other funds in the Franklin Templeton Group of Funds.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the Fund's outstanding shares.

Investment Advisory and Other Services
--------------------------------------------------------------------------------

The investment manager of each of the Funds is Franklin Advisers, Inc. ("Advisers" or "Manager"). Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company whose shares are listed on the New York Stock Exchange (the "Exchange"). Resources owns several other subsidiaries that are involved in investment management and shareholder services.

Pursuant to separate management agreements for each Fund, the Manager provides investment research and portfolio management services, including the selection of securities for each Fund to purchase, hold or sell and the selection of brokers through whom each Fund's portfolio transactions are executed. The Manager's activities are subject to the review and supervision of the Trust's Board of Trustees (the "Board") to whom the Manager renders periodic reports of each Fund's investment activities. Under the terms of the management agreements, the Manager provides office space and office furnishings, facilities and equipment required for managing the business affairs of each Fund; maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services; and provides certain telephone and other mechanical services. The Manager is covered by fidelity insurance on its officers, directors and employees for the protection of the Trust. Please see the Statement of Operations in the financial statements included in the Fund's Annual Report to Shareholders dated September 30, 1995.

The Manager also provides management services to numerous other investment companies or funds pursuant to management agreements with each fund. The Manager may give advice and take action with respect to any of the other funds it manages, or for its own account, which may differ from action taken by the Manager on behalf of the Funds. Similarly, with respect to the Funds, the Manager is not obligated to recommend, purchase or sell, or to refrain from recommending, purchasing or selling any security that the Manager and access persons, as defined under the 1940 Act, may purchase or sell for its or their own account or for the accounts of any other fund. Furthermore, the Manager is not obligated to refrain from investing in securities held by the Fund or other funds which it manages or administers. Of course, any transactions for the accounts of the Manager and other access persons will be made in compliance with the Fund's Code of Ethics.

Pursuant to their respective management agreements, the Corporate Qualified Fund and the Investment Grade Fund are each obligated to pay the Manager a monthly fee computed at the annual rate of 0.50% of average daily net assets of each Fund on the first $500 million of net assets, 0.45% on the next $500 million and 0.40% on net assets in excess of $1 billion. Pursuant to its management agreement, the Rising Dividends Fund is obligated to pay the Manager a monthly fee computed at the annual rate of 0.75% of average daily net assets of the Fund on the first $500 million of net assets, 0.625% on the next $500 million and 0.50% on net assets in excess of $1 billion. The management agreements also provide for the payment of $40,000 per year by each Fund to Advisers for the provision of certain accounting, bookkeeping and recordkeeping functions for each Fund. Each class of the Rising Dividend Fund will pay its share of the fees as determined by the proportion of the Fund that it represents.

The management agreements specify that the management fee will be reduced to the extent necessary to comply with the most stringent limits on the expenses which may be borne by each Fund as prescribed by any state in which a Fund's shares are offered for sale. The most stringent current limit requires the Manager to reduce or eliminate its fee to the extent that aggregate operating expenses of each Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses such as litigation costs) would otherwise exceed in any fiscal year 2.5% of the first $30 million of average net assets of a Fund, 2.0% of the next $70 million of average net assets of a Fund and 1.5% of average net assets of a Fund in excess of $100 million. Expense reductions have not been necessary based on state requirements.

Management fees paid by the Funds for the past three fiscal years were as follows:

                       Fiscal Year September 30
--------------------------------------------------------------------------------

Fund                1993*        1994          1995
--------------------------------------------------------------------------------

Corporate
 Qualified
 Fund.........     $ 122,313    $ 164,449     $ 141,798

Rising
 Dividends
 Fund.........     1,746,035    2,279,672     1,866,215

Investment
 Grade
 Fund.........       136,977      155,866       144,062


*Covers only a nine-month period due to a change in the Trust's fiscal year end.




The management agreements are in effect until March 31, 1996. Thereafter, they may continue in effect for successive annual periods providing such continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of a Fund's outstanding voting securities, and in either event by a majority vote of the trustees who are not parties to the management agreements or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for that purpose. Each management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of a Fund's outstanding shares, or by the Manager on 60 days' written notice and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Franklin/Templeton Investor Services, Inc. ("Investor Services"), a wholly-owned subsidiary of Resources, is the shareholder servicing agent for the Trust and acts as the Trust's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian of the securities and other assets of each Fund. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

Tait, Weller & Baker, Two Penn Center Plaza, Suite 700, Philadelphia, Pennsylvania 19102, are the Trust's independent auditors. During the fiscal year ended September 30, 1995, their auditing services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report to Shareholders dated September 30, 1995.


How Do the Funds Purchase
Securities For Their Portfolios?
--------------------------------------------------------------------------------


Under the current management agreements, the selection of brokers and dealers to execute transactions in each Fund's portfolio is made by the Manager in accordance with criteria set forth in the management agreements and any directions which the Board may give.

When placing a portfolio transaction, the Manager attempts to obtain the best net price and execution of the transaction. On portfolio transactions done on a securities exchange, the amount of commission paid by a Fund is negotiated between the Manager and the broker executing the transaction. The Manager seeks to obtain the lowest commission rate available from brokers that are felt to be capable of efficient execution of the transactions. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of such transactions. These opinions are formed on the basis of, among other things, the experience of these individuals in the securities industry and information available to them concerning the level of commissions being paid by other institutional investors of comparable size. The Manager will ordinarily place orders for the purchase and sale of over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price. The Trust seeks to obtain prompt execution of orders at the most favorable net price.

The amount of commission is not the only relevant factor to be considered in the selection of a broker to execute a trade. If it is felt to be in a Fund's best interest, the Manager may place portfolio transactions with brokers who provide the types of services described below, even if it means the Fund will pay a higher commission than if no weight were given to the broker's furnishing of these services. This will be done only if, in the opinion of the Manager, the amount of any additional commission is reasonable in relation to the value of the services. Higher commissions will be paid only when the brokerage and research services received are bona fide and produce a direct benefit to a Fund or assist the Manager in carrying out its responsibilities to a Fund, or when it is otherwise in the best interest of a Fund to do so, whether or not such services may also be useful to the Manager in advising other clients.

When it is felt that several brokers are equally able to provide the best net price and execution, the Manager may decide to execute transactions through brokers who provide quotations and other services to each of the Funds, specifically including the quotations necessary to determine the value of a Fund's net assets, in such amount of total brokerage as may reasonably be required in light of such services, and through brokers who supply research, statistical and other data to the Funds and Manager in such amount of total brokerage as may reasonably be required.

It is not possible to place a dollar value on the special executions or on the research services received by the Manager from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, the Manager and its affiliates may use this research and data in their investment advisory capacities with other clients. Provided that the Trust's officers are satisfied that the best execution is obtained, the sale of shares of the Funds may also be considered as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

Because Distributors is a member of the National Association of Securities Dealers, it is sometimes entitled to obtain certain fees when a Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of a Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers under a Fund's management agreement will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection therewith.

If purchases or sales of securities of a Fund and one or more other investment companies or clients supervised by the Manager are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. It is recognized that in some cases this procedure could possibly have a detrimental effect on the price or volume of the security so far as a Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Fund. Brokerage commissions paid by the Funds for the past three fiscal years were as follows:

                       Fiscal Year September 30
--------------------------------------------------------------------------------

Fund                1993*        1994          1995
--------------------------------------------------------------------------------

Corporate
 Qualified
 Fund.........             0      $   498       $   204

Rising
 Dividends
 Fund.........      $227,754      219,703       140,209

Investment
 Grade
 Fund.........             0            0             0


*Covers a nine-month period.




As of September 30, 1995, the Funds did not own securities of their regular broker-dealers.

How Do I Buy and Sell Shares?
--------------------------------------------------------------------------------

All checks, drafts, wires and other payment mediums used for purchasing or redeeming shares of a Fund must be denominated in U.S. dollars. Each Fund reserves the right, in its sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency, or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

In connection with exchanges, it should be noted that since the proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the redemption, the funds into which you are seeking to exchange reserve the right to delay issuing shares pursuant to an exchange until said fifth business day. The redemption of shares of the Funds to complete an exchange will be effected at the close of business on the day the request for exchange is received in proper form at the net asset value then effective. Please see "What If My Investment Outlook Changes? - Exchange Privilege" in the Prospectus for each Fund.

If, in connection with the purchase of Fund shares, you submit a check or a draft that is returned unpaid to a Fund, the Fund may impose a $10 charge against your account for each returned item.

Dividend checks returned to a Fund marked "unable to forward" by the postal service will be deemed to be a request to change your dividend option to reinvest all distributions and the proceeds will be reinvested in additional shares at net asset value until new instructions are received.

The Funds may deduct from your account the costs of their efforts to locate you if mail is returned as undeliverable or the Funds are otherwise unable to locate you or verify your current mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Under agreements with certain banks in Taiwan, Republic of China, the Funds' shares are available to such banks' discretionary trust funds at net asset value. The banks may charge service fees to their customers who participate in the discretionary trusts. Pursuant to agreements, a portion of such service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of the Funds may be offered to investors in Taiwan through securities firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares will be offered with the following schedule of sales charges:

                                                  Sales
Size of Purchase - U.S. dollars                  Charge
--------------------------------------------------------------------------------
Up to $100,000.................................    3%
$100,000 to $1,000,000.........................    2%
Over $1,000,000................................    1%

Purchases and Redemptions
through Securities Dealers

Orders for the purchase of shares of a Fund received in proper form prior to the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) any business day that the Exchange is open for trading and promptly transmitted to the Fund will be based upon the public offering price determined that day. Purchase orders received by securities dealers or other financial institutions after the scheduled close of the Exchange will be effected at the Fund's public offering price on the day it is next calculated. The use of the term "securities dealer" herein shall include other financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity.

Orders for the redemption of shares are effected at net asset value subject to the same conditions concerning time of receipt in proper form. It is the securities dealer's responsibility to transmit the order in a timely fashion and any loss to you resulting from the failure to do so must be settled between you and your securities dealer.

Other Payments to Securities Dealers - Class I of the Investment Grade Fund and the Rising Dividends Fund Only

As discussed in the Prospectuses of the Investment Grade Fund and the Rising Dividends Fund under "How Do I Buy Shares? General," either Distributors or one of its affiliates may make payments, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class I shares made at net asset value by certain trust companies and trust departments of banks, certain designated retirement plans (excluding IRA and IRA Rollovers), certain non-designated plans, and certain retirement plans of organizations with collective retirement plan assets of $10 million or more, as described below. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the securities dealer in the event shares are redeemed within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class I shares of made at net asset value by certain designated retirement plans (excluding IRA and IRA rollovers): 1% on sales of $1 million but less than $2 million, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more; and for purchases of Class I shares made at net asset value by certain non-designated retirement plans : 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. These payment breakpoints are reset every 12 months for purposes of additional purchases. With respect to purchases of Class I shares made at net asset value by certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $10 million or more, either Distributors or one of its affiliates, out of its own resources, may pay up to 1% of the amount invested.

Letter of Intent

You may qualify for a reduced sales charge on the purchase of Class I shares of the Funds, as described in the Prospectuses. At any time within 90 days after the first investment which you want to qualify for a reduced sales charge, you may file with the Fund a signed Shareholder Application with the Letter of Intent (the "Letter") section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based upon purchases in more than one of the Franklin Templeton Funds will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds, including Class II shares, acquired more than 90 days before the Letter is filed, will be counted towards completion of the Letter but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make, unless by a designated retirement plan, during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending upon the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to designated retirement plans. If you execute a Letter prior to a change in the sales charge structure for the Fund, you will be entitled to complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus for each Fund, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the Fund registered in your name. This policy of reserving shares does not apply to a designated retirement plan. If the total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or your order. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of such purchases had been made at a single time. Upon such remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or your order. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account prior to fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of a designated retirement plan, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

Redemptions in Kind

Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the Securities and Exchange Commission ("SEC"). In the case of redemption requests in excess of these amounts, the trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets. Should the Fund do so, you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. Should it happen, however, you may not be able to recover your investment in a timely manner and you may incur brokerage costs in selling the securities.

Redemptions by the Funds

Due to the relatively high cost of handling small investments, each Fund reserves the right to involuntarily redeem your shares at net asset value, if your account has a value of less than one-half of the initial minimum investment required, but only where the value of your account has been reduced by the prior voluntary redemption of shares. Until further notice, it is the present policy of each Fund not to exercise this right with respect to any shareholder whose account has a value of $50 or more in the Rising Dividends Fund or the Investment Grade Fund and $12,500 in the Corporate Qualified Fund. In any event, before a Fund redeems your shares and sends you the proceeds, it will notify you that the value of the shares in your account is less than the minimum amount and allow you 30 days to make an additional investment in an amount which will increase the value of your account to at least the minimum investment required ($100 in the Rising Dividends Fund or the Investment Grade Fund and $25,000 in the Corporate Qualified Fund).

Reinvestment Date

Shares acquired through the reinvestment of dividends will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary from month to month and does not affect the amount or value of the shares acquired.

Reports to Shareholders

The Funds send annual and semiannual reports regarding their performance and portfolio holdings to shareholders. If you would like to receive an interim quarterly report, you may phone Fund Information at 1-800/DIAL BEN.

Special Services

The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors of the Funds. The cost of these services is not borne by the Funds.

Investor Services may pay certain financial institutions that maintain omnibus accounts with the Funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Funds may reimburse Investor Services an amount not to exceed the per account fee which the Funds normally pay Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

How Are Fund Shares Valued?
--------------------------------------------------------------------------------

As noted in the Prospectus, each Fund calculates the net asset value of each class as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. As of the date of this SAI, the Trust is informed that the Exchange observes the following holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of each Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Manager.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by a Fund is its last sale price on the relevant exchange prior to the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, the options are valued within the range of the current closing bid and ask prices if such valuation is believed to fairly reflect the contract's market value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and ask prices is used. Occasionally events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of a Fund's net asset value. If events which materially affect the values of these foreign securities occur during such period, then these securities will be valued in accordance with procedures established by the Board.

Auction rate preferred stocks held by the Corporate Qualified Fund are valued based upon quotations readily available in the marketplace, but if there are no such readily available quotations with respect to a given security, such security is valued based upon the market value of comparable securities, if any, traded in the market place. As a practical matter, the value of auction rate preferred stock in the secondary market has a consistent history, to date, of trading at its par value plus an accrual of the dividend income to be received on the issuer's next dividend payment date plus or minus some adjustment for possible changes in interest rates or as a commission. Accordingly, when market values based upon readily available market quotations are not determinable for such securities held by the Fund, or for comparable securities, then such securities may be valued at their par value plus an accrual of the dividends to be received on the next dividend payment date. The Manager, on behalf of the Board, may also assign a fair value different from par value (plus an accrual of dividend income due) to any auction rate preferred stock for which a market quotation is not readily available if the Manager believes the value of such security has been materially affected by changes in the issuer's creditworthiness or in the market place for trades in such security. The Board continually reviews this procedure and makes such changes as it feels are needed to enable the Fund to best reflect the daily fair value of its portfolio securities.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the scheduled close of the Exchange. The value of these securities used in computing the net asset value of a Fund's shares is determined as of such times. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the scheduled close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of these securities occur during such period, then the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of trustees, the Fund may utilize a pricing service, bank or securities dealer to perform any of the above described functions.

Additional Information Regarding Taxation
--------------------------------------------------------------------------------

As stated in the Prospectuses, each of the Funds has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The trustees reserve the right not to maintain the qualification of a Fund as a regulated investment company if they determine such course of action to be beneficial to shareholders. In such case, a Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of the Fund's available earnings and profits.

Subject to the limitations discussed below, all or a portion of the income distributions paid by a Fund may be treated by corporate shareholders as qualifying dividends for purposes of the dividends-received deduction under federal income tax law. If the aggregate qualifying dividends received by a Fund (generally, dividends from U.S. domestic corporations, the stock in which is not debt-financed by the Fund and is held for at least a minimum holding period) is less than 100% of its distributable income, then the amount of the Fund's dividends paid to corporate shareholders which may be designated as eligible for such deduction will not exceed the aggregate qualifying dividends received by the Fund for the taxable year. The amount or percentage of income qualifying for the corporate dividends-received deduction will be provided by a Fund annually in a notice to shareholders mailed shortly after the end of the Fund's fiscal year.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to a Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if paid by a Fund and received by you on December 31 of the calendar year in which they are declared. Each Fund intends as a matter of policy to declare such dividends, if any, in December and to pay these dividends in December or January to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. For most shareholders, gain or loss will be recognized in an amount equal to the difference between the shareholder's basis in the shares and the amount received, subject to the rules described below. If such shares are a capital asset in the hands of the shareholder, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if the shares have been held for more than one year.

All or a portion of the sales charge incurred in purchasing shares of a Fund will not be included in the federal tax basis of such shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin Templeton Funds and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. You should consult with your tax advisor concerning the tax rules applicable to the redemption or exchange of Fund shares.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of a Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares purchased.

The Investment Grade Income Fund's investment in options and futures contracts are subject to many complex and special tax rules. For example, the Fund's treatment of options on futures contracts, regulated futures contracts, and certain foreign currency forward contracts and options thereon is generally governed by Section 1256 of the Code.

Absent a tax election to the contrary, each such Section 1256 position held by the Investment Grade Income Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with mark-to-market positions at fiscal year end (except certain foreign currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Fund. The acceleration of income on Section 1256 positions may require the Fund to recognize taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect both the amount, character and timing of income distributed to you by the Fund.

When the Investment Grade Income Fund holds an option or contract which substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

As a regulated investment company, a Fund is also subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income"). This requirement may limit a Fund's ability to engage in options, straddles, hedging transactions and forward or futures contracts because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities, reduce the holding periods of certain securities within the Fund, resulting in additional short-short income for a Fund.

The Investment Grade Income Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a regulated investment company under Subchapter M of the Code.

Foreign exchange gains and losses realized by the Investment Grade Income Fund in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt securities, foreign currency forward contracts, and options or futures contracts on foreign currencies are subject to special tax rules which may cause such gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Fund's income or loss from such transactions and in turn its distributions to you.

In order for a Fund to qualify as a regulated investment company, at least 90% of the Fund's annual gross income must consist of dividends, interest and certain other types of qualifying income, and no more than 30% of its annual gross income may be derived from the sale or other disposition of securities or certain other instruments held for less than 3 months. Foreign exchange gains, derived by a Fund with respect to a Fund's business of investing in stock or securities, or options or futures with respect to such stock or securities, constitutes qualifying income for purposes of the 90% limitation.

Currency speculation or the use of currency forward contracts or other currency instruments for non-hedging purposes may generate gains deemed to be not directly related to a Fund's principal business of investing in stock or securities and related options or futures. Under current law, non-directly-related gains arising from foreign currency positions or instruments held for less than 3 months are treated as derived from the disposition of securities held less than 3 months in determining a Fund's compliance with the 30% limitation. A Fund will limit its activities involving foreign exchange gains to the extent necessary to comply with these requirements.

Foreign securities which meet the definition in the Code of a Passive Foreign Investment Company ("PFIC") may subject a Fund to an income tax and interest charge with respect to such investments. To the extent possible, a Fund will avoid such treatment by not investing in PFIC securities or by adopting other tax strategies for any PFIC securities it does purchase.

If a Fund owns shares in a foreign corporation that constitutes a PFIC for federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its U.S. shareholders. A Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any federal income tax paid by a Fund as a result of its ownership of shares in a PFIC will not give rise to a deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (i) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted basis, if elected) of the assets held by the corporation produce "passive income."

On April 1, 1992, proposed U.S. Treasury regulations were issued regarding a special mark-to-market election for regulated investment companies. Under these regulations, the annual mark-to-market gain, if any, on shares of stock held by a Fund in a PFIC would be treated as an excess distribution received by the Fund in the current year, eliminating the deferral and the related interest charge. Such excess distribution amounts are treated as ordinary income, which a Fund will be required to distribute to shareholders even though the Fund has not received any cash to satisfy this distribution requirement. These regulations would be effective for taxable years ending after promulgation of the proposed regulations as final regulations.

The Investment Grade Income Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. Because the Fund has invested and intends in the future to invest 50% or less of its total assets in securities of foreign corporations, it is not entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Fund. These taxes will be taken as a deduction by the Fund.

Gain realized by a Fund from transactions entered into after April 30, 1993 that are deemed to constitute "conversion transactions" under the Code and which would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined by the Code as the "applicable imputed income amount." A conversion transaction is any transaction in which substantially all of a Fund's expected return is attributable to the time value of the Fund's net investment in such transaction and any one of the following criteria are met: 1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future; 2) the transaction is an applicable straddle; 3) the transaction was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or 4) the transaction is specified in Treasury regulations to be promulgated in the future. The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or Section 263(g) of the Code concerning capitalized carrying costs.

The Trust's Underwriter
--------------------------------------------------------------------------------

Pursuant to underwriting agreements in effect until March 31, 1996, Distributors acts as principal underwriter in a continuous public offering for shares of each series and class of the Trust. The underwriting agreements will continue in effect for successive annual periods provided that their continuance is specifically approved at least annually by a vote of the Board, or by a vote of the holders of a majority of each Fund's outstanding voting securities, and in either event by a majority vote of the Trust's trustees who are not parties to the underwriting agreements or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for that purpose. The underwriting agreements terminate automatically in the event of their assignment and may be terminated by either party on 60 days' written notice.

Distributors pays the expenses of the distribution of each Fund's shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Funds pay the expenses of preparing and printing amendments to the Trust's registration statement and the Funds' prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Until April 30, 1994, Distributors allowed the entire underwriting commission on the sale of each Fund's shares to the securities dealer of record, if any, on an account. After April 30, 1994, the Corporate Qualified Fund was the only series of the Trust which continued to do so while the Rising Dividends and Investment Grade Funds changed their sales charges and dealer reallowance structure. The following table shows the aggregate underwriting commissions for the past three fiscal years:

                                              Amount
                                             Retained
                                           After Payment
                             Underwriting  to Securities
Fund                          Commissions     Dealers
--------------------------------------------------------------------------------
Corporate Qualified Fund
Fiscal Year September 30

 1993*.....................     $  80,044        $  210
 1994......................       123,950             0
 1995......................       112,146           299

Rising Dividends Fund

 1993*.....................     5,954,053         2,342
 1994......................     1,072,849        14,686
 1995......................       398,797        43,504

Investment Grade Fund

 1993*.....................       190,069           378
 1994......................       149,801         1,572
 1995......................        75,773         4,992


*Covers a nine-month period.




Effective February 1, 1995, Distributors may be entitled to retain net underwriting discounts and commissions in connection with redemptions or repurchases of shares. None were retained for the period ending on September 30, 1995. Distributors may be entitled to reimbursement under the distribution plans of the Funds as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

Distribution Plans

The Corporate Qualified Fund, the Investment Grade Fund and each class of the Rising Dividends Fund have adopted separate distribution plans pursuant to Rule 12b-1 under the 1940 Act. (The following discussion will refer to the "Class I Plan" for all Funds, "Class II Plan" for Class II Rising Dividends Fund only, or "Plan[s]").

The Class I Plans

Pursuant to the Class I Plans, each Fund may pay up to a maximum of 0.25% per annum of the Fund's average daily net assets, payable monthly, for expenses incurred in the promotion and distribution of Class I shares.

Pursuant to the Class I Plans, Distributors or others will be entitled to be reimbursed each quarter (up to the maximum stated above) for actual expenses incurred in the distribution and promotion of Class I shares, including, but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Class I shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors or its affiliates. In addition, for the Rising Dividends Fund, the Plan provides that up to an additional 0.25% may be paid to Distributors or others as a service fee to reimburse such service providers for personal services provided to shareholders of the Fund and/or the maintenance of shareholder accounts. Thus, the amounts payable under the Plan relating to the Rising Dividends Fund total 0.50%.

The Class I Plans do not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in subsequent years.

The Class II Plan

Under the Class II Plan, the Rising Dividends Fund pays to Distributors up to 0.75% per annum of the average daily net assets of Class II, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All expenses of distribution and marketing over this amount will be borne by Distributors or others who have incurred them without reimbursement by the Fund. Under the Class II Plan, the Fund also pays an additional 0.25% per annum of the average daily net assets of Class II, payable quarterly, as a servicing fee. This fee will be used to pay dealers or others for, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; receiving and answering correspondence; monitoring dividend payments from the Fund on behalf of customers; and similar activities related to furnishing personal services and maintaining shareholder accounts. At the time of investment, Distributors may pay the securities dealer a commission of up to 1% of the amount invested out of its own resources.

Class I and Class II Plans. In addition to the payments that Distributors or others are entitled to under the Plans, each Plan also provides that to the extent the Fund, the Manager or Distributors or other parties on behalf of the Fund, the Manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of each class within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the Plan. The terms and provisions of the Plans relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under the Plans, plus any other payments deemed to be made pursuant to the Plans, exceed the amount permitted to be paid pursuant to the Rules of Fair Practice of the National Association of Securities Dealers, Inc.,
Article III, Section 26(d)4.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the Plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. Such banking institutions, however, are permitted to receive fees under the Plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing such services, you would be permitted to remain a shareholder of the Fund, and alternate means for continuing the servicing would be sought. In such an event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

The Plans have been approved in accordance with the provisions of Rule 12b-1. The Plans are effective through and renewable annually by a vote of the Board, including a majority vote of the trustees who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such trustees be done by the non-interested trustees. The Plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested trustees on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the Manager or by vote of a majority of the outstanding shares of the class. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The Plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.

For the fiscal year ended September 30, 1995 the total amount paid pursuant to each Plan was $62,121 by the Corporate Qualified Fund, $1,136,963 by Class I Rising Dividend Fund, $1,508 by Class II Rising Dividend Fund and $61,588 by Investment Grade Fund, which amounts were all paid by Distributors in the aggregate to broker-dealers.

General Information
--------------------------------------------------------------------------------

Performance

As noted in the Prospectuses, each series or class of the Trust may from time to time quote various performance figures to illustrate past performance of a series or class and may occasionally cite statistics to reflect its volatility or risk.

Performance quotations by investment companies are subject to rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by each series or class be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the series or class are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the series or class to compute or express performance follows.

Total Return

The average annual total return is determined by finding the average annual compounded rates of return over one-, five- and ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase order, and income dividends and capital gains are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made on the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

In considering the quotations of total return by a series or class, you should remember that the maximum front-end sales charge reflected in each quotation is a one time fee (charged on all direct purchases) which will have its greatest impact during the early stages of your investment in a Fund. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual compounded rates of return for each Fund for the indicated periods ended on September 30, 1995 was as follows:

                            One-     Five-      From
Fund Name                   Year     Year     Inception
--------------------------------------------------------------------------------
Corporate
 Qualified Fund.........   3.68%     9.89%     6.14%+
Rising Dividends
 Fund, Class I..........  14.91%    12.82%     8.49%+
Rising Dividends
 Fund, Class II.........     n/a      n/a     12.56%*+
Franklin
 Investment Grade
 Income Fund............   3.62%     7.34%     5.76%+

+inception date 1/14/87


*inception date 5/1/95



These figures were calculated according to the SEC formula:

                                        n
                                  P(1+T)  = ERV

where:

P  =     a hypothetical initial payment of $1,000

T  =     average annual total return

n  =     number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five-, or ten-year periods (or fractional portion thereof)

As discussed in each Fund's Prospectus, each series or class may quote total rates of return in addition to its average annual total return. These quotations are computed in the same manner as the average annual compounded rate for the series or class, except they will be based on the actual return for a specified period rather than on the average return over one-, five- and ten-year periods, or fractional portion thereof. The total rates of return for each series or class for the indicated periods ended on September 30, 1995 was as follows:

                           One-      Five-      From
Fund Name                  Year      Year     Inception
--------------------------------------------------------------------------------

Corporate
 Qualified Fund........    3.68%    60.25%     68.07%+
Rising Dividends
 Fund Class I..........   14.91%    82.76%    103.40%+
Rising Dividends
 Fund Class II.........     n/a       n/a      12.56%*
Investment
 Grade Fund............    3.62%    42.52%     62.99%+


+inception date 1/14/87


*inception date 5/1/95



Current Yield

The current yield of each Fund and class reflects the income per share earned by a Fund's portfolio investments and is determined by dividing the net investment income per share of each class earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of a class during the base period. The yield for the 30-day period ended on September 31, 1995 was as follows:

Fund                                             Amount
--------------------------------------------------------------------------------

Corporate Qualified Fund......................    4.82%
Rising Dividends Fund, Class I................    1.76%
Rising Dividends Fund, Class II...............    1.31%
Investment Grade Fund.........................    4.63%
These figures were obtained using the following SEC formula:

                                                6
                          Yield = 2 [( a-b + 1 )  - 1]
                                      ----
                                       cd

where

a  =  dividends and interest earned during the period

b  =  expenses accrued for the period (net of any waiver)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d  =  the maximum offering price per share on the last day of the period

The Corporate Qualified Fund may also quote an equivalent fully taxable yield which demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund which invests in instruments which qualify for the 70% corporate dividends-received deduction and assumes an effective maximum federal tax rate of 10.5% on dividend income received from the Fund. This tax rate is based on the maximum corporate tax rate of 35% for 1995. Such yield is computed by dividing a current net asset value by the amount of after-tax income received at the current yield (computed as described above and assuming 100% of the yield qualifies for the corporate dividends-received deduction) divided by one minus the applicable corporate tax rate. The equivalent fully taxable yield would not be an appropriate comparison for individuals. The taxable equivalent yield, computed as noted above, for the 30-day period ended on September 30, 1995 was 6.64%.

Current Distribution Rate

Yield which is calculated according to a formula prescribed by the SEC is not indicative of the amounts which were or will be paid to the Funds' shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is computed by dividing the total amount of dividends per share paid by a Fund during the past 12 months by a current maximum offering price. The Corporate Qualified Fund may also quote an equivalent fully taxable distribution rate which demonstrates the taxable distribution rate equivalent to the Corporate Qualified Fund's current distribution rate (calculated as indicated above). Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time.

Volatility

Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare Fund net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by an index considered representative of the types of securities in which a Fund invests. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

Other Performance Quotations

For investors who are permitted to purchase Class I shares at net asset value, sales literature pertaining to Class I may quote a current distribution rate, yield, total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of net asset value for the public offering price.

Sales literature referring to the use of a Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

The Funds may include in their advertising or sales material information relating to investment objectives and performance results of funds belonging to the Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

Comparisons

To help you better evaluate how an investment in one of the Funds might satisfy your investment objective, advertisements and other materials regarding a Fund may discuss various measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Such comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue- chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for equity funds.

h) Financial publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune and Money magazines - provide performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long- term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

m) Standard & Poor's 100 Stock Index - an unmanaged index based on the prices of 100 blue- chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for options trading.

From time to time, advertisements or information for a Fund may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines, or other material which highlight or summarize the information discussed in more detail in the communication.

Advertisements or information may also compare the performance of a class to the return on certificates of deposit or other investments. You should be aware, however, that an investment in the Funds involves the risk of fluctuation of principal value, a risk generally not present in an investment in a certificate of deposit issued by a bank. For example, as the general level of interest rates rise, the value of a Fund's fixed-income investments, as well as the value of its shares which are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a Fund's shares can be expected to increase. Certificates of deposit are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Funds to calculate their figures. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

From time to time, advertisements or information for the Rising Dividends Fund may include a discussion of certain attributes of investing in a fund with its investment philosophy of investing in public companies that constantly raise their dividends and should, over time, also enjoy increases in the price of their stock.

Other Features and Benefits

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and/or other long-term goals. The Franklin College Costs Planner may assist you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that such goals will be met.

Miscellaneous Information

The Funds of the Trust are members of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the United States, and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 48 years and now services more than 2.4 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $135 billion in assets under management for more than
3.9 million U.S. based mutual fund shareholders and other accounts. The Franklin Group of Funds and the Templeton Group of Funds offers to the public 114 U.S. based mutual funds. The Funds may identify themselves by their NASDAQ symbols or CUSIP numbers.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past seven years.

Employees of Resources or its subsidiaries who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Trust's Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Funds. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Funds' assets if you are held personally liable for obligations of the Funds. The Declaration of Trust provides that the Funds shall, upon request, assume the defense of any claim made against you for any act or obligation of the Funds and satisfy any judgment thereon. All such rights are limited to the assets of the Funds. The Declaration of Trust further provides that the Funds may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Funds, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Funds as investment companies, as distinguished from operating companies, would not likely give rise to liabilities in excess of the Funds' total assets. Thus, the risk of you incurring financial loss on account of shareholder liability is limited to the unlikely circumstances in which both inadequate insurance exists and the Funds themselves are unable to meet its obligations.

The Corporate Qualified Fund changed its name from the Franklin Corporate Cash Portfolio effective May 1, 1991.

Ownership and Authority Disputes

In the event of disputes involving multiple claims of ownership or authority to control a shareholder's account, a Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the Internal Revenue Service in response to a Notice of Levy.

Financial Statements
--------------------------------------------------------------------------------

The audited financial statements contained in the Annual Report to Shareholders of the Trust dated September 30, 1995, including the auditors' report, are incorporated herein by reference.


Appendix
--------------------------------------------------------------------------------




Description of Corporate Bond Ratings

Moody's

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.




                             Franklin Managed Trust
                                File Nos. 33-9994
                                    811-4894

                                    FORM N-1A
                                     PART C
                                Other Information

ITEM 24  FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements incorporated herein by reference to:

      (1) The Registrant's Annual Report to Shareholders dated September 30, 1995 as filed with the SEC electronically on form type N-30D on November 29, 1995.

            (i)  Report of Certified Public Accountants - October 27, 1995

            (ii) Statements of Investments in Securities and Net Assets - September 30, 1995.

            (iii)Statements of Assets and Liabilities - September 30, 1995.

            (iv) Statements of Operations - for the year ended September 30,
                  1995.

            (v)  Statements of Changes in Net Assets - for the years ended
                  September 30, 1995 and 1994

            (vi) Notes to Financial Statements

      (2) The Registrant's unaudited Semi-Annual Report to Shareholders dated March 30, 1996 as filed with the SEC electronically on form type N-30D on May 15, 1996.

            (i) Statement of Investments in Securities and Net Assets - March 31, 1996.

            (ii) Statement of Assets and Liabilities - March 31, 1996.

            (iii)Statement of Operations - for the six months ended March 31,
                  1996.

            (v) Statement of Changes in Net Assets - for the six months ended March 31, 1996 and the year ended September 30, 1995.

            (vi) Notes to Financial Statements

   (b) The following exhibits, are incorporated by reference as noted, except for 5(i), 5(ii), 5(iii), 6(i), 11(i) and, 18(i) which are attached.

      (1)   copies of the charter as now in effect;

            (i) Amended and Restated Agreement and Declaration of Trust dated October 30, 1986
                 Filing: Post-Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
                 File No. 33-9994
                 Filing Date: April 24, 1995

            (ii) Certificate of Amendment of Agreement and  Declaration of
                 Trust dated June 28, 1988
                 Filing: Post-Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
                 File No. 33-9994
                 Filing Date: April 24, 1995

            (iii)Certificate of Amendment of Agreement and  Declaration of
                 Trust dated March 13, 1995
                 Filing: Post-Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
                 File No. 33-9994
                 Filing Date: April 24, 1995

      (2) copies of the existing By-Laws or instruments corresponding thereto;

            (i)  By-Laws
                 Filing: Post-Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
                 File No. 33-9994
                 Filing Date: April 24, 1995

      (3) copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant;

            Not Applicable

      (4) specimens or copies of each security issued by the Registrant, including copies of all constituent instruments, defining the rights of the holders of such securities, and copies of each security being registered;

            Not Applicable

      (5) copies of all investment advisory contracts relating to the management of the assets of the Registrant;

            (i) Management Agreement between Franklin Rising Dividends Fund and Franklin Advisory Services, Inc., dated July 1, 1996

            (ii) Management Agreement between Franklin Investment Grade
                 Income Fund and Franklin Advisory Services, Inc., dated July 1, 1996.

            (iii)Management Agreement between Franklin Corporate Qualified
                 Dividend Fund and Franklin Advisory Services, Inc., dated July 1, 1996.

      (6) copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

            (i) Amended and Restated Distribution agreement between Franklin/Templeton Distributors, Inc., and Franklin Managed Trust dated April 23, 1995.

            (ii) Forms of dealer agreements between Franklin/Templeton
                 Distributors, Inc., and Securities Dealers:
                 Registrant: Franklin Tax-Free Trust
                 Filing: Post-Effective Amendment No. 22 to Registration on Form N-1A
                 File No. 2-94222
                 Filing Date: March 14, 1996

      (7) copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

            Not Applicable

      (8)   copies of all custodian agreements and depository contracts under
            Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of remuneration;

            (i) Custodian Agreement between Registrant and Bank of America NT & SA dated June 12, 1991
                 Filing: Post-Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
                 File No. 33-9994
                 Filing Date: April 24, 1995

            (ii) Amendment to Custodian Agreement between Registrant and Bank of America NT & SA dated April 12, 1995
                 Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A
                 File No. 33-9994
                 Filing Date: November 30, 1995

            (iii)Copy of Custodian Agreements between Registrant and Citibank
                 Delaware:
                 1. Citicash Management ACH Customer Agreement
                 2. Citibank Cash Management Services Master Agreement
                 3. Short Form Bank Agreement - Deposits and Disbursements of Funds are
                 Incorporated by reference to:
                 Registrant: Franklin Asset Allocation Fund
                 Filing: Post-Effective Amendment No. 55 to Registration on Form N-1A
                 File No. 2-12647
                 Filing Date: May 17, 1996

            (iv) Master Custody Agreement between Registrant and Bank of New
                 York dated February 16, 1996
                 Registrant: Franklin New York Tax-Free Trust
                 Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A
                 File No. 33-7785
                 Filing Date: March 1, 1996

            (v) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
                 Registrant: Franklin New York Tax-Free Trust
                 Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A
                 File No. 33-7785
                 Filing Date: March 1, 1996

      (9) copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

            Not Applicable

      (10) an opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and nonassessable;

            Not Applicable

      (11) copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this registration statement and required by Section 7 of the 1933 Act;

            (i)  Consent of Independent Accountants

      (12)  all financial statements omitted from Item 23;

            Not Applicable

      (13) copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

            (i)  Letter of Understanding dated April 12, 1995
                 Filing: Post-Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
                 File No. 33-9994
                 Filing Date: April 24, 1995

      (14) copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

            (i)  Copy of model retirement plan:
                 Registrant: AGE High Income Fund, Inc.
                 Filing: Post-Effective Amendment No. 26 to Registration Statement on Form N-1A
                 File No. 2-30203
                 Filing Date: August 1, 1989

      (15) copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

            (i) Amended and Restated Distribution Plan between Franklin Rising Dividends Fund and Franklin/Templeton Distributors, Inc., dated July 1, 1993
                 Filing: Post-Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
                 File No. 33-9994
                 Filing Date: April 24, 1995

            (ii) Amended and Restated Distribution Plan between Franklin
                 Investment Grade Income Fund and Franklin/Templeton Distributors, Inc., dated July 1, 1993
                 Filing: Post-Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
                 File No. 33-9994
                 Filing Date: April 24, 1995

            (iii)Amended and Restated Distribution Plan between Franklin
                 Corporate Qualified Dividend Fund and Franklin/Templeton Distributors, Inc., dated July 1, 1993
                 Filing: Post-Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
                 File No. 33-9994
                 Filing Date: April 24, 1995

            (iv) Class II Distribution Plan between Franklin Managed Trust on behalf of Franklin Rising Dividends Fund - Class II, and Franklin/Templeton Distributors, Inc., pursuant to Rule 12-b1 dated March 30, 1995
                 Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A
                 File No. 33-9994
                 Filing Date: November 30, 1995

      (16) schedule for computation of each performance quotation provided in the registration statement in response to Item 22 (which need not be audited).

            (i)  Schedule for computation of performance quotation
                 Registrant: Franklin Tax-Advantaged U.S. Government Securities Fund
                 Filing: Post-Effective Amendment No. 8 to Registration Statement of Registrant on Form N-1A
                 File No. 33-11963
                 Filing Dated: March 1, 1995

      (17) Power of Attorney

            (i)  Power of Attorney dated March 13, 1995
                 Filing: Post-Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
                 File No. 33-9994
                 Filing Date: April 24, 1995

            (ii) Certificate of Secretary dated March 13, 1995
                 Filing: Post-Effective Amendment No. 12 to Registration Statement of Registrant on Form N-1A
                 File No. 33-9994
                 Filing Date: April 24, 1995

      (18) Copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act

            (i)   Multiple Class Plan

      (27)  Financial Data Schedule

         Not Applicable

ITEM 25 PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      None

ITEM 26 NUMBER OF HOLDERS OF SECURITIES

      As of October 31, 1996 the number of record holders of the only class of securities of the Registrant was as follows:

                                                 Number of Record Holders
      TITLE OF CLASS                             CLASS I     CLASS II

Shares of Beneficial Interest

Franklin Corporate Qualified Dividend Fund         451            N/A
Franklin Rising Dividends Fund                  22,823            371
Franklin Investment Grade Income Fund            1,894            N/A

ITEM 27 INDEMNIFICATION

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. See also Section Article VI of the By-Laws of the Trust and Section 16 of the Distribution Agreement, previously filed.

ITEM 28 BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The officers and directors of the Registrant's manager also serve as officers and/or directors for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Group of Funds(R). In addition, Mr. Charles B. Johnson is a director of General Host Corporation. For additional information please see Part B and Schedules A and D of Form ADV of the Funds' Investment Manager (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of the Investment Manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 29 PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc., ("Distributors") also acts as principal underwriter of shares of:

Franklin Asset Allocation Fund
Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Custodian Funds, Inc.
Franklin Equity Fund
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Gold Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Money Fund
Franklin Mutual Series Fund Inc.
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund, Inc.
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Advantaged High Yield Securities Fund
Franklin Tax-Advantaged International Bond Fund
Franklin Tax-Advantaged U.S. Government Securities Fund
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust

Franklin Templeton Japan Fund
Templeton American Trust, Inc.
Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.
Templeton Variable Products Series Fund

      b) The information required by this Item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

      c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 30 LOCATION OF ACCOUNTS AND RECORDS

      The accounts, books or other documents required to be maintained by
Section 31 (a) of the Investment Company Act of 1940 are kept by the Fund or its shareholder services agent, Franklin/Templeton Investor Services, Inc., both of whose principal address is 777 Mariners Island Blvd., San , CA.
94404.

ITEM 31 MANAGEMENT SERVICES

      There are no management-related service contracts not discussed in Part A or Part B.

ITEM 32 UNDERTAKINGS

      The Registrant hereby undertakes to comply with the informat ion requirement in Item 5A of the Form N-1A by including the required information in the Fund's annual report and to furnish each person to whom a prospectus is delivered a copy of the annual report upon request and without charge.


                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 22nd day of November, 1996.

                             FRANKLIN MANAGED TRUST
                                  (Registrant)

                               By: /S/ WILLIAM J. LIPPMAN *
                                       William J. Lippman,
                                       President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Amendment has been signed below by the following persons in the capacities and on the dates indicated:

WILLIAM J. LIPPMAN*                     Principal Executive Officer and Trustee
William J. Lippman                      Dated:  November 22, 1996

MARTIN L. FLANAGAN*                     Principal Financial Officer
Martin L. Flanagan                      Dated: November 22, 1996

DIOMEDES LOO-TAM*                       Principal Accounting Officer
Diomedes Loo-Tam                        Dated: November 22, 1996

FRANK T. CROHN*                         Trustee
Frank T. Crohn                          Dated: November 22, 1996

CHARLES RUBENS, II*                     Trustee
Charles Rubens, II                      Dated: November 22, 1996

LEONARD RUBIN*                          Trustee
Leonard Rubin                           Dated: November 22, 1996




*by: /s/ (Larry L. Greene, Attorney-in-Fact
    (Pursuant to Powers of Attorney previously filed)



                             FRANKLIN MANAGED TRUST
                             REGISTRATION STATEMENT
                                 EXHIBITS INDEX

EXHIBIT NO. DESCRIPTION                               LOCATION

EX-99.B1(i)        Amended and Restated Agreement and declaration  *
                   of trust dated October 30, 1986

EX-99.B1(ii)       Certificate of Amendment of Agreement and       *
                   Declaration of Trust dated June 28, 1988

EX-99.B1(iii)      Certificate of Amendment of Agreement and       *
                   Declaration of Trust dated March 13, 1995

EX-99.B2(i)        By-Laws                                         *

EX-99.B5(i)        Management Agreement between Franklin Rising    Attached
                   Dividends Fund and Franklin Advisory Services,
                   Inc., dated July 1, 1996

EX-99.B5(ii)       Management Agreement between Franklin           Attached
                   Investment Grade Income Fund and Franklin
                   Advisory Services, Inc., dated July 1, 1996

EX-99.B5(iii)      Management Agreement between Franklin           Attached
                   Corporate Qualified Dividend Fund and Franklin
                   Advisory Services, Inc., dated July 1, 1996

EX-99.B6(i)        Amended and Restated Distribution Agreement     Attached
                   between Franklin/Templeton Distributors, Inc., and
                   Franklin Managed Trust dated April 23, 1995

EX-99.B6(ii)       Forms of Dealer Agreements between              *
                   Franklin/Templeton Distributors, Inc., and
                   Securities Dealers

EX-99.B8(i)        Custodian Agreement between Registrant and      *
                   Bank of America NT & SA dated June 12, 1991

EX-99.B8(ii)       Amendment to Custodian Agreement between        *
                   Registrant and Bank of America NT & SA dated
                   April 12, 1995

EX-99.B8(iii)      Copy of Custodian Agreements between            *
                   Registrant and Citibank Delaware

EX-99.B8(iv)       Master Custody Agreement between Registrant     *
                   and Bank of New York dated February 16, 1996

EX-99.B8(v)        Terminal Link Agreement between Registrant and  *
                   Bank of New York dated February 16, 1996

EX-99.B11(i)       Consent of Independent Certified Public         Attached
                   Accountants

EX-99.B13(i)       Letter of Understanding dated April 12, 1995    *

EX-99.B14(i)       Copy of model retirement plan                   *

EX-99.B15(i)       Amended and Restated Distribution Plan between  *
                   Franklin Rising Dividends Fund and
                   Franklin/Templeton Distributors, Inc., dated
                   July 1, 1993

EX-99.B15(ii)      Amended and Restated Distribution Plan between  *
                   Franklin Investment Grade Income Fund and
                   Franklin/Templeton Distributors, Inc., dated
                   July 1, 1993

EX-99.B15(iii)     Amended and Restated Distribution Plan between  *
                   Franklin Corporate Qualified Dividend Fund and
                   Franklin/Templeton Distributors, Inc., dated
                   July 1, 1993

EX-99.B15(iv)      Class II Distribution Plan between Franklin     *
                   Managed Trust on behalf of Franklin Rising
                   Dividends Fund - Class II, and
                   Franklin/Templeton Distributors, Inc., dated
                   March 30, 1995

EX-99.B16(i)       Schedule for computation performance quotation  *

EX-99.B17(i)       Power of Attorney dated March 13, 1995          *

EX-99.B17(ii)      Certificate of Secretary dated March 13, 1995   *

EX-99.B18(i)       Multiple Class Plan                             Attached


* Incorporated by reference